       As filed with the Securities and Exchange Commission on March 31, 1998

                                            1933 Act File No. 33-64010
                                            1940 Act File No. 811-7768



--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549
                                    --------------
                                      FORM N-1A
                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933

                            POST-EFFECTIVE AMENDMENT NO. 10

                                         AND
                                REGISTRATION STATEMENT
                                        UNDER
                          THE INVESTMENT COMPANY ACT OF 1940
                                   AMENDMENT NO. 12

                             THE NAVELLIER SERIES FUND
                  (Exact Name of Registrant as Specified in Charter)

                  One East Liberty Street, Third Floor, Reno, Nevada 89501
                       (Address of Principal Executive Offices)

           Registrant's Telephone Number, Including Area Code: 1-800-887-8671

                                  Samuel Kornhauser
                          155 Jackson Street, Suite 1807
                          San Francisco, California 54111

                    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 It is proposed that this filing will become effective (check appropriate box)

/x/ immediately upon filing pursuant to paragraph (b)
/ / on [DATE] pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(i)
/ / on [DATE] pursuant to paragraph (a)(i)
/ / 75 days after filing pursuant to paragraph (a)(ii)
/ / on [DATE] pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Pursuant to Rule 24f-2, the Registrant has registered an indefinite number of its shares of Beneficial Interest (without par value), under the Securities Act of 1933. The Registrant will file a Rule 24f-2 Notice with respect to its fiscal year ended December 31, 1998 on February 28, 1999.

--------------------------------------------------------------------------------

                              THE NAVELLIER SERIES FUND

                                    on Behalf of

                THE NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO


                                CROSS REFERENCE SHEET


    (Pursuant to Rule 404 showing location in Prospectus and/or Statement of Additional Information of the responses to the Items in Parts A and B of Form N-1A)


   ITEM NUMBER                                                     STATEMENT OF
FORM N-1A, PART A       PROSPECTUS CAPTION                    ADDITIONAL INFORMATION
-----------------       ------------------                    ----------------------
   1   (a), (b)         Front Cover Page                             *

   2   (a)              Expense Summary                              *

       (b), (c)                   *                                  *

   3   (a)              Financial Highlights                         *

       (b)                        *                                  *

       (c), (d)         Performance & Yield                   Calculation of Performance Data

   4   (a)              Front Cover Page; Fund Highlights -          *
                        The Fund; Fund Highlights -
                        Investment Objective; Fund -
                        Highlights - Investing in Securities
                        of Foreign Issuers; Investment
                        Objective and Policies; Special
                        Investment Methods and Risks -
                        "Short Sales Against the Box"

       (b)              Investment Restrictions;                     *

       (c)              Special Investment Methods and               *
                        Risks; Risk Factors


   ITEM NUMBER                                                     STATEMENT OF
FORM N-1A, PART A       PROSPECTUS CAPTION                    ADDITIONAL INFORMATION
-----------------       ------------------                    ----------------------

   5   (a)              Management of the Fund - Board               *
                        of Trustees; Management of the Fund -
                        The Adviser

       (b), (d), (e)    Front Cover Page; Special Considerations;    *
                        Fund Highlights - Investment Adviser;
                        Management of the Fund - The Adviser;
                        Back Cover Page

       (c)              Management of the Fund -                     *
                        The Adviser

       (f)              Management of the Fund - The Custodian and   *
                        the Transfer Agent; Back Cover Page

       (g)              Expense Summary; Expenses of the             *
                        Fund - General

       (h)              Information Concerning Shares of             *
                        the Fund - Expenses

   5A  (a), (b), (c)              **                                 **

   6   (a)              Description of Shares;                       *
                        Redemption of Shares

       (b), (c), (d)              *                                  *

       (e)              Reports and Information;                     *
                        Back Cover Page

       (f)              Dividends and Distribution                   *

       (g)              Taxes                                        *

       (h)                        *                                  *

   7   (a)              Front Cover Page; Management of              *
                        the Fund - the Distributor; Back Cover
                        Page


   ITEM NUMBER                                                     STATEMENT OF
FORM N-1A, PART A       PROSPECTUS CAPTION                    ADDITIONAL INFORMATION
-----------------       ------------------                    ----------------------

       (b)              Purchase and Pricing of Shares               *

       (c)              Special Considerations; Purchase             *
                        and Pricing of Shares; Certain
                        Services Provided to Shareholders -
                        Dividend Election; Terms Applicable
                        to Letter of Intent

       (d)              Fund Highlights - How to Invest;             *
                        Purchase and Pricing of Shares

       (e), (f), (g)              *                                  *

   8(a), (b), (c), (d)  Redemption of Shares                         *

                        Information Concerning Shares of             *
                        the Fund - Redemptions and
                        Repurchases

   9                              *                                  *


   ITEM NUMBER                                                     STATEMENT OF
FORM N-1A, PART B       PROSPECTUS CAPTION                    ADDITIONAL INFORMATION
-----------------       ------------------                    ----------------------

  10   (a), (b)                   *                           Front Cover Page

  11                              *                           Front Cover Page

  12                              *                                  *

  13   (a), (b), (c)              *                           Investment Objective,
                                                              and Policies

       (d)                        *                                  *

  14   (a), (b)                   *                           Trustees and Officers of the Fund

       (c)                        *                           Officers

  15   (a)                        *                           Control Persons and Principal
                                                              Holders of Securities

       (b), (c)                   *                           Trustees and Officers of the Fund

  16   (a), (b)         Special Considerations;               Adviser, Distributor, Custodian
                        Management of the Fund -              and Transfer Agent
                        The Adviser

       (c)                        *                                  *

       (d)                        *                           Adviser, Distributor, Custodian
                                                              and Transfer Agent

       (e)                        *                           Brokerage Allocation and Other
                                                              Practices

       (f)              Dividends and Distributions           Adviser, Distributor, Custodian
                                                              and Transfer Agent

       (g)                        *                                  *

       (h)              Independent Auditors and              Adviser, Distributor, Custodian
                        Financial Statements                  and Transfer Agent; Independent
                                                              Auditors and Financial Statements


   ITEM NUMBER                                                     STATEMENT OF
FORM N-1A, PART B       PROSPECTUS CAPTION                    ADDITIONAL INFORMATION
-----------------       ------------------                    ----------------------

       (i)                        *                           Adviser, Distributor, Custodian
                                                              and Transfer Agent

  17   (a), (b), (c)              *                           Brokerage Allocation and Other
       (d), (e)                                               Practices

  18   (a)                        *                           Capital Stock and Other Securities

       (b)                        *                                  *

  19   (a), (b)                   *                           Purchase, Redemption, and Pricing
                                                              of Shares

       (c)                        *                                  *

  20                              *                           Taxes

  21   (a), (b)                                               Adviser, Distributor, Custodian
                                                              and Transfer Agent
       (c)                        *                                  *

  22   (a)                        *                                  *

       (b)                        *                           Calculation of Performance Data

  23                              *                           Independent Auditors and Financial
                                                              Statements

--------------------------
*  Not Applicable
** Contained in Annual Report

                                                                      PROSPECTUS

THE NAVELLIER SERIES FUND
THE NAVELLIER AGGRESSIVE SMALL CAP
EQUITY PORTFOLIO                                                  MARCH 31, 1998

--------------------------------------------------------------------------------

    The Navellier Aggressive Small Cap Equity Portfolio (the "Fund") is a diversified series of The Navellier Series Fund (the "Fund"), an open-end management investment company. The sole objective of the Fund is to seek to achieve long-term growth of capital primarily through investments in stocks of small cap companies (companies with market capitalization of less than one billion dollars) with appreciation potential.


    Navellier Management, Inc ("NMI" or the "Adviser") is the Fund's investment adviser and administrator, and Navellier Securities Corp ("NSC") is the Fund's distributor. Both Navellier Management, Inc. and Navellier Securities Corp. are 100% owned by Louis G. Navellier. Rushmore Trust and Savings, FSB is the Fund's transfer agent and custodian (referred to as the "Transfer Agent" or the "Custodian," as appropriate).


    This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing and should be read and retained for future reference. A Statement of Additional Information ("SAI") about the Fund has been filed with the Securities and Exchange Commission and is available upon request and without charge by calling or writing The Navellier Series Fund, One East Liberty Street, Third Floor, Reno, Nevada 89501, telephone: (800) 887-8671. The SAI bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, its investment adviser, or its distributor. This Prospectus does not constitute an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

TABLE OF CONTENTS
-------------------------------------------------------

Expense Summary__________________________________________________          1
Other Considerations_____________________________________________          2
Financial Highlights_____________________________________________          3
Fund Highlights__________________________________________________          4
Investment Objective and Policies________________________________          6
Special Investment Methods and Risks_____________________________          7
Risk Factors_____________________________________________________          8
Investment Restrictions__________________________________________          9
Performance______________________________________________________         10
Management of the Fund___________________________________________         11
Expenses of the Fund_____________________________________________         12
Reports and Information__________________________________________         13
Description of Shares____________________________________________         13
Dividends and Distributions______________________________________         13
Taxes____________________________________________________________         14
Purchase and Pricing of Shares___________________________________         16
Redemption of Shares_____________________________________________         19
Certain Services Provided to Shareholders________________________         20
Additional Information___________________________________________         20
Assent to Trust Instrument_______________________________________         21

EXPENSE SUMMARY
-------------------------------------------------------


SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on Purchases____         0%
      (as a percentage of offering price)
    Maximum Sales Load Imposed on Reinvested
      Dividends________________________________       None
    Redemption Fees____________________________       None

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
  Management Fees______________________________      1.15%
  Other Expenses
      Administrative Fee_______________________      0.25%
      Other (after expense limitation)(1)______      0.25%
  TOTAL FUND OPERATING EXPENSES(after expense
    limitation)(1)_____________________________      1.65%



(1) The Adviser has agreed to bear the Fund's normal operating expenses which accrue on and after July 15, 1997, subject to reimbursement by the Fund, such that "Total Fund Operating Expenses" do not exceed 1.65% per annum of the Fund's average daily net assets during the current fiscal year; otherwise, "Other Expenses," excluding the "Administrative Fee," and "Total Operating Expenses" were 0.83% and 2.33% per annum, respectively, based on the Fund's average daily net assets for the fiscal year ended December 31, 1997. If this arrangement had not been in place for the Fund's fiscal year ended December 31, 1997, the Fund's "Other Expenses," excluding the "Administrative Fee," and "Total Fund Operating Expenses" would have been 1.12% and 2.62% per annum, respectively. See "Special Considerations" and "Expenses of the Fund."


EXAMPLES: The following example indicates the direct and indirect expenses an investor (maintaining an average annual investment of $1,000) could expect to incur in a one-year, three-year, five-year and ten-year period, respectively:

One-Year______  $      20  Five-Year_____  $     102
Three-Year____  $      63  Ten-Year______  $     215

    The foregoing example assumes (a) that an investor maintains an average of $1,000 invested in the Fund; (b) no sales load, (c) a 5% annual return; (d) percentage amounts listed above for Annual Fund Operating Expenses remain constant (for all periods shown above); and (e) reinvestment of all dividends and distributions. The purpose of the expense table is to assist investors in understanding the various costs and expenses that a shareholder will bear directly or indirectly.

    THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE.

OTHER CONSIDERATIONS
-------------------------------------------------------


    NMI has agreed to bear the Fund's normal operating expenses which accrue on and after January 1, 1998, subject to reimbursement by the Fund, such that the Fund's total operating expenses do no exceed 1.75% per annum of the Fund's average daily net assets during the fiscal year 1998. This expense limitation arrangement does not cover extraordinary Fund expenses, such as litigation-related expenses, or any expenses which were borne, agreed to, or accrued between March 13, 1997 and July 14, 1997.


    Louis G. Navellier and Alan Alpers, have brought a legal action in federal district court against two of the Fund's former trustees, Donald A. Simon and Kenneth Sletten, and possibly against two other former trustees basically alleging that said former trustees breached their fiduciary duties and improperly spent Fund assets. The Fund had entered into indemnification agreements with members of the Board of Trustees which provide that the Trust will indemnify and hold harmless the Trustees against any claim by any of the Fund's shareholders for any error of judgment or mistake of law or fact, for any act or omission by the Trustees, or for any losses sustained by the Trustees or the Fund's shareholders except to the extent that the Trustees have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations. The Fund's former Trustees have indicated in a prior SEC filing that they have errors and omissions liability insurance coverage with a $250,000 deductible. While the Trust has a Directors' and Officers' Errors and Omissions Liability Insurance Policy (the "Insurance Policy"), the deductible under the Insurance Policy is $250,000. Expenses up to the amount of the deductible incurred by said former Trustees in defending the legal action could possibly be borne by the Fund, and expenses exceeding the amount of the deductible could be borne by the Fund if the claims made in these legal actions are not covered by the former Trustees' Insurance Policy or if they are not found to have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations. The Fund currently believes that the former Trustees will not be entitled to indemnification (however, the Fund believes that these claims are so covered).


    Due to these indemnification possibilities, the Fund's "Total Operating Expenses" may exceed 1.75%, as set forth under the "Expense Summary" above.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------


    The following audited financial highlights shows the per share income and capital changes for an outstanding share of the Fund for the fiscal years ended December 31, 1997, December 31, 1996 and December 31, 1995 and for the period ended December 31, 1994. The information in the table relating to the audited financial highlights should be read in conjunction with the financial statements included in the Fund's Annual Report to shareholders which are incorporated by reference into the SAI in reliance upon the report of the Fund's independent auditors, Deloitte & Touche, L.L.P. during fiscal 1994, 1995 and 1996 and the report of the Fund's independent auditors Tait, Weller & Baker during fiscal 1997 given upon their authority, as experts in accounting and auditing. The Fund's current independent auditors are Tait, Weller & Baker.



                                                                                  For the
                                       For the Years Ended December 31,         Period Ended
                                     -------------------------------------      December 31,
                                         1997          1996        1995            1994*
                                     -------------   ---------   ---------     --------------
Per Share Operating Performance:
Net Asset Value--Beginning of
  Period                                $ 17.79      $   15.41   $   10.98        $ 10.00
                                     -------------   ---------   ---------        -------
Income from Investment Operations:
  Net Investment Loss                     (0.30)         (0.23)      (0.16)         (0.08)
  Net Realized and Unrealized Gain
    on Investments                         2.30(c)        2.61        4.97           1.06
                                     -------------   ---------   ---------        -------
    Total from Investment
      Operations                           2.00           2.38        4.81           0.98
                                     -------------   ---------   ---------        -------
Distributions to Shareholders:
  From Net Realized Gain                  (3.79)            --       (0.38)            --
                                     -------------   ---------   ---------        -------
Net Increase (Decrease) in Net
  Asset Value                             (1.79)          2.38        4.43           0.98
                                     -------------   ---------   ---------        -------
Net Asset Value--End of Period          $ 16.00      $   17.79   $   15.41        $ 10.98
                                     -------------   ---------   ---------        -------
                                     -------------   ---------   ---------        -------
Total Investment Return(a)                11.24%         15.44%      43.80%          9.80%

Ratios to Average Net Assets:
Expenses After Reimbursement
  (Note 2)                                 2.33%          1.75%       1.75%          1.68%(d)
Expenses Before Reimbursement (Note
  2)                                       2.62%          1.86%       2.10%          4.52%(d)
Net Investment Loss                       (1.37%)        (1.33%)     (1.15%)        (0.81%)(d)

Supplementary Data:
Portfolio Turnover Rate                   183.5%         136.9%      169.6%         139.9%
Net Assets at End of Period (000's
  omitted)                              $72,879      $ 190,035   $ 105,299        $18,224
Number of Shares Outstanding at End
  of Period (000's omitted)               4,555         10,683       6,831          1,660
Average Commission Rate Paid(b)         $0.0402      $  0.0424          --             --



(a) Total returns do not include the maximum sales load. Total returns for periods of less than one year are not annualized.

(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.



(c) The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gain and loss at such time.



(d)  Annualized.


------------------------


*  From Commencement of Operations January 3, 1994.



                       See Notes to Financial Statements.


FUND HIGHLIGHTS
-------------------------------------------------------

THE FUND

    The Fund is a diversified series of the Trust, an open-end management investment company organized as a business trust under the laws of the State of Delaware on May 28, 1993.

INVESTMENT OBJECTIVE

    The Fund invests in securities traded in the United States securities markets of domestic issuers and of foreign issuers. The sole objective of the Fund will be to seek to achieve long-term growth of capital primarily through investments in stocks of small cap companies (companies with market capitalization of less than one billion dollars) with appreciation potential. There can be no assurance that the Fund will achieve its investment objective. The Fund's investment objective may not be changed without shareholder approval. The Fund should not be considered suitable for investors seeking current income.

INVESTMENT ADVISER


    The Fund has retained Navellier Management Inc. to provide it with a continuous investment program, including investment research and management with respect to all securities and investments. Navellier Managment, Inc is 100% owned by Louis G. Navellier. The Adviser will determine from time to time what securities and other investments will be selected and purchased, retained, or sold by the Fund. The Adviser receives an annual fee, equal to 1.15% of the value of assets under management for the Fund, payable monthly, based upon a percentage of the Fund's average daily net assets. The advisory fees paid by the Fund to the Adviser are higher than those paid by most other investment companies. The Adviser also receives an annual administrative fee of 0.25% of the value of assets under management. Louis G. Navellier and Alan Alpers are the portfolio managers of the Fund and have day to day responsibility for the management of investments for the Fund.


DISTRIBUTION OF SHARES

    Navellier Securities Corp acts as the sole distributor of the Fund's shares and also serves as distributor for each of the other funds in The Navellier Performance Funds. The Distributor may sell shares of the Fund directly to investors or through a network of broker-dealers selected by the Distributor. The Distributor will compensate these selected dealers by paying them directly.

HOW TO INVEST

    Shares of the Fund are available for purchase through selected broker-dealers. The Fund was closed to new investors after April 15, 1996. Existing shareholders and mutual fund wrap fee advisers, financial advisers and planners have been able to continue to purchase additional shares after April 15, 1996. The Fund may resume sales to new investors at some future date.

    The daily public offering price for shares is the net asset value per share next computed after receipt of your order. Initial purchases must be at least $2,000 ($500 in the case of IRA and other retirement plans or qualifying group plans) and subsequent investments must be $100 or more. Investments in the Fund can be made through selected securities dealers (who have the responsibility to transmit orders promptly and may charge a fee for the purchase or redemption of Fund shares), or through the transfer agent, Rushmore Trust and Savings, FSB. (See "Purchase and Pricing of Shares"). Investors can also invest in the Fund by completing an application authorizing the transfer agent to transfer funds automatically every month from the investor's checking account to the Fund for purchase of Fund shares for the investor's account.

REDEMPTION OF SHARES

    On any day the Fund and the stock exchanges are open for business the shares will be redeemed at the next determined net asset value per share after receipt of the redemption order. Redemption orders received after 4:00 p.m. E.S.T. will be given the next days' net asset value.

    If the investor requests payment of redemptions to a third party or to a location other than his/her address of record listed on the account application, the request must be in writing and the investor's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association.

    The Fund will redeem its shares in cash at a redemption price equal to their net asset value as next computed following the receipt of a request for redemption. Payment for the redemption price will be made within seven days after the Fund's receipt of the request for redemption. For investments that have been made by check, payment on withdrawal requests may be delayed only until such time as it is reasonably necessary to assure that good payment has been collected for the purchase of such shares which may be up to fifteen (15) days from purchase date. This delay is necessary to assure the Fund that investments made by check are good funds. The proceeds of the redemption will be forwarded promptly upon confirmation of receipt of good funds.

    The right of redemption may also be suspended, or the date of payment postponed, (a) for any period during which the New York Stock Exchange is closed (other than customary weekend or holiday closings); or (b) when trading on the Exchange is restricted, or an emergency exists, as determined by the Securities and Exchange Commission, so that disposal of the Fund's investments or determination of net asset value is not reasonably practical; or (c) for such other periods as the Commission, by order, may permit for protection of the Fund's investors.

INVESTING IN SECURITIES OF FOREIGN ISSUERS

    Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include, among others, changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under laws applicable to foreign securities markets, the impact of political, social, or diplomatic developments, difficulties in invoking legal process abroad, and the difficulty of assessing economic trends in foreign countries.

    While to some extent the risks to the Fund of investing in foreign securities may be limited, since the Fund may not invest more than 25% of its total net assets in such securities and the Fund may only invest in foreign securities which are traded in the United States securities markets, the risks nonetheless exist.

INVESTMENT OBJECTIVE AND POLICIES
-------------------------------------------------------

    The investment objective of the Fund is to achieve long-term growth of capital primarily through investments in stocks of companies with appreciation potential.

    The Fund will invest primarily in the common stock of small cap companies (companies with market capitalization of less than one billion dollars) believed by the Adviser to have appreciation potential. This Fund should not be considered suitable for investors seeking current income. Since no one class or type of security necessarily affords the greatest promise for capital appreciation at all times, the Fund may invest up to 35% of its assets in non-small cap securities of any issuer believed by the Adviser to offer potential for capital appreciation over both the intermediate and long term. Under normal circumstances, the Fund will invest at least 65% of its total assets in small cap equities. However, that projected minimum percentage could be temporarily lowered during adverse market conditions. Equity securities include, but are not limited to, common and preferred stock, and preferred stocks that are convertible into common stock.

    The Fund may also invest in debt securities and money market instruments if, in the opinion of the Adviser, such investment will further the investment objective of the Fund. In addition, for temporary defensive purposes, the Fund may retain cash or invest all or any portion of its assets in cash equivalents. The Fund's holdings in such non-equity, non-small cap securities will not exceed 35% of the total assets of the Fund. If the Fund's assets or a portion thereof are retained in cash, such cash will, in all probability, be deposited in short-term commercial paper.

    It is anticipated that all of the Fund's investments in corporate debt securities (other than commercial paper) and preferred stocks will be represented by debt securities and preferred stocks which have, at the time of purchase, a rating within the four highest grades as determined by Moody's Investors Service, Inc. (Aaa, Aa, A, Baa) or Standard & Poor's Corporation (AAA, AA, A, BBB). Although investment-quality securities are subject to market fluctuations, the risk of loss of income and principal is generally expected to be less than with lower quality securities. In the event the rating of a debt security or preferred stock in which the Fund has invested drops below investment grade, the Fund will promptly dispose of such investment.

    The Fund invests primarily in undervalued common stocks believed to have long-term growth potential. Stocks are selected on the basis of an evaluation of factors such as earnings growth, expanding profit margins, market dominance and/or factors that create the potential for market dominance, sales growth, and other factors that indicate a company's potential for growth.

    There are no limitations on the type or dividend paying record of small capitalization companies or industries in which the Fund may invest, the principal criteria for investment being that the securities provide opportunities for capital growth. The Fund will invest up to 100% of its capital in equity securities selected for their capital growth potential.

    The Adviser will typically (but not always) purchase common stocks of issuers which have records of profitability and strong earnings momentum. Such companies are likely to be lesser known companies moving from a lower to a higher market share position within their industry groups rather than the largest and best known companies in such groups. The Adviser may, however, purchase common stocks of well known, highly researched, large companies if it believes such common stocks offer opportunity for long-term capital growth. Investments in such large company stocks will not exceed 35% of the Fund's total assets.

    Diversification is a consideration in selecting investments for the Fund. However, greater emphasis will be placed upon selection of securities believed to have good potential for appreciation rather than upon wide diversification.

SPECIAL INVESTMENT METHODS AND RISKS
-------------------------------------------------------

"SHORT SALES AGAINST THE BOX"

    The Fund is permitted to make short sales if at the time of the short sale the Fund owns or has the right to acquire a security equal in kind and amount to the security being sold short, at no additional cost. This investment technique is known as a "short sale against the box."

    In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. While the short position is maintained, the seller collateralizes its obligation to deliver the securities sold short in an amount equal to the proceeds of the short sale plus an additional margin amount established by the Board of Governors of the Federal Reserve. If the Fund engages in a short sale, the collateral account will be maintained by the Fund's custodian. While the short sale is open, the Fund will maintain, in a segregated custodial account, an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities at no additional cost. These securities would constitute the Fund's long position.

    The Fund may make a short sale against the box, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible into or exchangeable for such security), or when the Fund desires to sell the security it owns at a current attractive price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code. In such a case, any future losses in the Fund's long position should be reduced by a gain in the short position. The extent to which such gains or losses are reduced would depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

    Short sales of securities, other than "short sales against the box," will not be permitted by the Fund.

RISK FACTORS
-------------------------------------------------------

LIQUIDITY


    The Investment Advisor was organized on May 28, 1993. Although the Investment Advisor sub-contracts a substantial portion of its responsibilities for administrative services of the Fund's operations to various agents, including the Transfer Agent and the Custodian, the Investment Advisor still has overall responsibility for the administration of the Fund and oversees the administrative services performed by others as well as servicing customer's needs and, along with the Fund's Trustees, is responsible for the selection of such agents and their oversight. The Investment Advisor also has overall responsibility for the selection of securities for investment for the Fund. Louis Navellier, the owner of the Investment Advisor, has been in the business of rendering advisory services to significant pools of capital such as retirement plans and large investors since 1987.


    The owner of the Investment Advisor is also the owner of another investment advisory firm, Navellier & Associates Inc., which presently manages over $1.5 billion in investor funds. The owner of the Investment Advisor is also the owner of another investment advisory firm, Navellier Fund Management, Inc., and controls other investment advisory entities which manage assets and/or act as sub-advisors, all of which firms employ the same basic modern portfolio theories and select many of the same over-the-counter stocks and other securities which the Investment Advisor intends to employ and invest in while managing the Portfolios of the Fund. Because many of the over-the-counter and other securities which Investment Advisor intends to, or may, invest in have a smaller number of shares available to trade than more conventional companies, lack of shares available at any given time may result in the Fund not being able to purchase or sell all shares which Investment Advisor desires to trade at a given time or period of time, thereby creating a potential liquidity problem which could adversely affect the performance of the Fund portfolios. Since the Investment Advisor will be trading on behalf of the Fund in some or all of the same securities at the same time that Navellier & Associates Inc., Navellier Fund Management, Inc., The Navellier Performance Funds and other Navellier controlled investment entities are trading, the potential liquidity problem could be exacerbated. In the event the number of shares available for purchase or sale in a security or securities is limited and therefore the trade order cannot be fully executed at the time it is placed, I.E., where the full trade orders of Navellier & Associates Inc., Navellier Fund Management, Inc., and other Navellier controlled investment entities and the Fund cannot be completed at the time the order is made, Navellier & Associates, Inc., and the other Navellier controlled investment entities and the Investment Advisor will allocate their purchase or sale orders in proportion to the dollar value of the order made by the other Navellier entities, and the dollar value of the order made by the Fund. For example, if Navellier & Associates Inc., and Navellier Fund Management, Inc., each place a $25,000 purchase order and Investment Advisor on behalf of the Fund places a $50,000 purchase order for the same stock and only $50,000 worth of stock is available for purchase, the order would be allocated $12,500 each of the stock to Navellier & Associates Inc., and Navellier Fund Management, Inc., and $25,000 of the stock to the Fund. As the assets of each Portfolio of the Fund increase the potential for shortages of buyers or sellers increases, which could adversely affect the performance of the various Portfolios. While the Investment Advisor generally does not anticipate liquidity problems (I.E., the possibility that the Portfolio cannot sell shares of a company and therefore the value of those shares drops) unless the Fund has assets in excess of two billion dollars (although liquidity problems could still occur when the Fund has assets of substantially less than two billion dollars), each investor is being made aware of this potential risk in liquidity and should not invest in the Fund if he, she, or it is not willing to accept this potentially adverse risk, and by investing, acknowledges that he, she or it is aware of the risks.

    An investment in shares of the Fund involves certain speculative considerations. There can be no assurance that any of the Fund's objectives will be achieved or that the value of the investment will increase.

    All securities in which the Fund may invest are inherently subject to market risk, and the market value of the Fund's investments will fluctuate. From time to time the Fund may choose to close a portfolio or portfolios to new investors.

INVESTMENT RESTRICTIONS
-------------------------------------------------------

    The Fund may not invest 25% or more of its total assets in any one industry. The Fund may not make investments in real estate or commodities or commodity contracts, including futures contracts, but may purchase securities of issuers which deal in real estate or commodities. The Fund is also prohibited from investing in or selling puts, calls, or straddles (or any combination thereof). The Fund may borrow money only from banks for temporary or emergency (not leveraging) purposes (provided that, after each borrowing, there is an asset coverage of at least 300%). In order to secure any such borrowing, the Fund may pledge, mortgage, or hypothecate up to 10% of the market value of the assets of the Fund. The investment by the Fund in securities, including American Depository Receipts, of issuers incorporated or organized, or any governmental entity or political subdivision thereof, located outside of the United States is limited to 25% of the net asset value of the Fund, provided that no such foreign securities may be purchased unless they are traded in United States securities markets.

    The Fund may not purchase "restricted securities" (as defined in Rule 144(a)(3) of the Securities Act of 1933) if, as a result of such purchase, more than 10% of the net assets (taken at market value) of the Fund would be invested in such securities, nor will the Fund invest in illiquid or unseasoned securities if as a result of such purchase more than 5% of the net assets of the Fund would be invested in either illiquid or unseasoned securities.

    In addition to the investment restrictions described above, the investment program of the Fund is subject to further restrictions which are described in the SAI. The restrictions for the Fund are fundamental and may not be changed without shareholder approval.

INVESTING IN SECURITIES OF FOREIGN ISSUERS

    Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issuers. These considerations include, among others, changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under laws applicable to foreign securities markets, the impact of political, social, or diplomatic developments, difficulties in invoking legal process abroad, and the difficulty of assessing economic trends in foreign countries. The Adviser will use the same basic selection criteria for investing in foreign securities as it uses in selecting domestic securities as described in the "Investment Objective and Policies" section.

    While to some extent the risks to the Fund of investing in foreign securities may be limited, since the Fund may not invest more than 25% of its net asset value in such securities and the Fund may only invest in foreign securities which are traded in the United States securities markets, the risks nonetheless exist.

PORTFOLIO TURNOVER


    The annual rate of portfolio turnover for the Fund was 183.5% for its fiscal year ended December 31, 1997. The Fund does not generally intend to have a portfolio turnover rate in excess of 200% per annum, however, these anticipated portfolio turnover rates are NOT restrictions on the Fund and if in the Adviser's judgment a higher annual portfolio turnover rate is required in order to attempt to achieve a higher overall performance then the Adviser is permitted to do so. However, high portfolio turnover (100% or more) will result in increased brokerage commissions, dealer mark-ups, and other transaction costs on the sale of securities and on reinvestment in other securities, may result in increased levels of capital gain distributions to shareholders and could therefore adversely affect Fund performance and the level of taxable capital gains received by shareholders. See "Taxes." To the extent that increased portfolio turnover results in sales at a profit of securities held less than three months, the Fund's ability to qualify as a "regulated investment company" under the Internal Revenue Code may be affected. (See the SAI, "Taxes").


SPECIAL RISK CONSIDERATIONS RELATING TO SECURITIES OF THE PORTFOLIO

    For a description of certain other factors, including certain risk factors, which investors should consider relating to the securities in which the Fund will invest, see "Investment Objective and Policies."

PERFORMANCE
-------------------------------------------------------

    From time to time the Fund may include its performance history in advertisements, sales literature, or reports to current or prospective shareholders. Performance information about the Fund is based on its past performance only and is not an indication of future performance. Performance history may be expressed as yield or as total return of the Fund.

    The "total return" of the Fund refers to the average annual compounded rate of return over some representative period that would equate an initial payment of $1,000 (after deduction of the maximum sales load) at the beginning of a stated period to the ending redeemable value of the investment, after giving effect to the reinvestment of all dividends and distributions and deductions of expenses during the period. For more information about calculation of the investment performance of the Fund, see the SAI. For further information about the Fund's performance for the fiscal year ended December 31, 1996, please see the Fund's Annual Report. A copy of the Annual Report may be obtained without charge by contacting Navellier Management, Inc. (see back cover for address and phone number).

MANAGEMENT OF THE FUND
-------------------------------------------------------

THE BOARD OF TRUSTEES

    The Trust's Board of Trustees directs the business and affairs of the Fund as well as supervises the Adviser, Administrator, Distributor, Accountant, Transfer Agent and Custodian, as described below.

THE ADVISER

    The Adviser is responsible for selecting the securities which will constitute the pool of securities which will be selected for investment. Pursuant to a separate Administrative Services Agreement, the Adviser provides the Fund with certain administrative services, including accounting and bookkeeping services and supervising the Fund's compliance with its reporting obligations. The Adviser may contract for the performance of such services to the Custodian, Transfer Agent, or others, and may share some or all of its fee with such other person(s). The Adviser also provides the Fund with a continuous investment program for the Fund's portfolio, including investment research and management with respect to all securities and investments. The Adviser will determine from time to time what securities and other investments will be selected to be purchased, retained, or sold by the Fund.

    The Adviser receives an annual 1.15% investment advisory fee from the Fund, payable monthly, based upon the Fund's average daily net assets. The advisory fee paid by the Fund is higher than that paid by most other investment companies. The Adviser also receives a 0.25% annual fee from the Fund for the provision of administration services.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    On January 3, 1994, in order to fulfill the requirements of Section 18(a)(1) of the Investment Company Act of 1940, one hundred percent (100%) of the issued and outstanding shares of the only existing Portfolio of the Fund was purchased by Louis Navellier under an agreement dated May 15, 1993. Such acquisition was made for an aggregate of $300,000 allocated 100% for the Navellier Aggressive Small Cap Equity Portfolio (to purchase 30,000 shares). Louis Navellier is no longer a control person of the Fund.

THE DISTRIBUTOR

    Navellier Securities Corp., acts as the Fund's Distributor and is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers ("NASD"). The Distributor renders its services to the Fund pursuant to a distribution agreement pursuant to which it serves as the principal underwriter of the Fund's shares. The Distributor may sell certain of the Fund's shares by direct placements. Through a network established by the Distributor, the Fund's shares may also be sold through selected broker-dealers. (For information regarding the Fund's expenses and the fees it pays to the Distributor, see "Expenses of the Fund" following). Louis G. Navellier, an affiliate of the Fund and the Investment Adviser, is an officer, director, and sole shareholder of the Distributor.

THE CUSTODIAN AND THE TRANSFER AGENT

    Rushmore Trust and Savings, FSB, 4922 Fairmont Avenue, Bethesda, Maryland, 20814, telephone: (301) 657-1517 or (800) 621-7874, is Custodian for the Fund's
securities and cash and Transfer Agent for the Fund shares.

EXPENSES OF THE FUND
-------------------------------------------------------

GENERAL

    The Fund is responsible for the payment of its own expenses. These expenses are deducted from investment income before dividends are paid. These expenses include, but are not limited to: fees paid to the Adviser, the Custodian, the Transfer Agent, and the Accountant; Trustees' fees; taxes; interest; brokerage commissions; organization expenses; securities registration ("blue sky") fees; legal and auditing fees; insurance; and printing and other expenses which are not directly assumed by the Adviser under its investment advisory and administrative services agreements with the Fund.


    During the year ended December 31, 1997, the Advisers paid operating expenses of the Fund totaling $547,176. Under operating expense reimbursement agreements, the Advisers requested, and the Fund reimbursed, $251,499 of such expenses. The Advisers voluntarily agreed not to seek future reimbursement of $295,677 of such 1997 expenses.



    Subject to termination or revision at the sole discretion of Adviser, Adviser has agreed to bear the Fund's normal operating expenses which accrue between January 1, 1998 and December 31, 1998 such that the Fund's "Total Fund Operating Expenses" do not exceed 1.65% per annum of its average daily net assets (the "Maximum Percentage"). Adviser has not agreed to bear the Fund's extraordinary expenses.


BROKERAGE COMMISSIONS

    The Adviser may use selected broker-dealers to execute portfolio transactions for the Fund, provided that the commissions, fees, or other remuneration received by such party in exchange for executing such transactions are reasonable and fair compared to those paid to other brokers in connection with comparable transactions. The Adviser may consider sales of shares of the Fund and of the other investment company clients of Adviser as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of the Fund's operating expenses (e.g., fees charged by the custodian of the Fund's assets). (See the SAI).

REPORTS AND INFORMATION
-------------------------------------------------------

    The Fund will distribute to its shareholders semi-annual reports containing unaudited financial statements and information pertaining to matters of the Fund. An annual report containing financial statements together with the report of the independent auditors of the Fund is distributed to shareholders each year.

    Shareholder inquiries should be addressed to the Transfer Agent, Rushmore Trust and Savings FSB, 4922 Fairmont Avenue, Bethesda, Maryland, 20814, Tel:
(301) 657-1510 or (800) 622-1386.

DESCRIPTION OF SHARES
-------------------------------------------------------

    The Trust is a Delaware business trust organized on May 28, 1993. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Board of Trustees has the power to designate one or more classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such classes. Presently the Trust is only offering shares of the Fund.

    The shares of the Fund, when issued, are fully paid and non-assessable, are redeemable at the option of the holder, are fully transferable, and have no conversion or preemptive rights. Shares are also redeemable at the option of the Fund under certain circumstances (see "Redemption of Shares"). Each share of the Fund is equal as to earnings, expenses, and assets of the Fund and, in the event of liquidation of the Fund, is entitled to an equal portion of all of the Fund's net assets. Shareholders of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Fund is not required, and does not intend, to hold annual meetings of shareholders, such meetings may be called by the Trustees at their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Fund for the purpose of electing or removing Trustees.

    All shares (including reinvested dividends and capital gain distributions) are issued or redeemed in full or fractional shares rounded to the third decimal place. No share certificates will be issued. Instead, an account will be established for each shareholder and all shares purchased will be held in book-entry form by the Fund.

DIVIDENDS AND DISTRIBUTIONS
-------------------------------------------------------

    All dividends and distributions with respect to the shares of the Fund will be payable in shares at net asset value or, at the option of the shareholder, in cash. Any shareholder who purchases shares of the Fund prior to the close of business on the record date for a dividend or distribution will be entitled to receive such dividend or distribution. Dividends and distributions (whether received in shares or in cash) are treated either as ordinary income or short-term or long-term capital gain for federal income tax purposes. Between the record date and the cash payment date, the Fund retains the use and benefits of such monies as would be paid as cash dividends.

    The Fund will distribute all of its net investment income and net realized capital gains, if any, annually in December. If a cash payment is requested with respect to the Fund, a check will be mailed to the shareholder. Unless otherwise instructed, the Transfer Agent will mail checks or confirmations to the shareholder's address of record.

    The federal income tax laws impose a four percent (4%) nondeductible excise tax on each regulated investment company with respect to the amount, if any, by which such company does not meet distribution requirements specified in the federal income tax laws. The Fund intends to comply with the distribution requirements and thus does not expect to incur the four percent (4%) nondeductible excise tax, although the imposition of such excise tax may possibly occur.

    Shareholders will have their dividends and/or capital gain distributions reinvested in additional shares of the Fund unless they elect in writing to receive such distributions in cash. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether they want dividends reinvested or distributed.

    The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions. (See "Taxes" following).

    In the case of foreign participants whose dividends are subject to U.S. income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Transfer Agent will reinvest dividends after deduction of the amount required to be withheld.

    Experience may indicate that changes in the automatic reinvestment of dividends are desirable. Accordingly, the Fund reserves the right to amend or terminate this provision as applied to any dividend or distribution paid subsequent to written notice of the change sent to shareholders at least 90 days before the record date for such dividend or distribution.

TAXES
-------------------------------------------------------

FEDERAL TAXES

    The Fund is a separate taxpayer and intends to meet the requirements of Subchapter M of the Internal Revenue Code of 1986 (relating to regulated investment companies) with respect to diversification of assets, sources of income, and distributions of taxable income and will elect to be taxed as a regulated investment company for federal income tax purposes.

    However, the Code contains a number of complex tests relating to qualification which a fund might not meet in any particular year. For example, if a fund derives 30% or more of its gross income from the sale of securities held for less than three months, it may fail to qualify. If a fund did not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders and all Fund distributions would be taxable to shareholders as ordinary dividend income.

    Because the Fund intends to distribute all of its net investment income and net realized capital gains at least annually, it is not expected that the Fund will be required to pay federal income tax for any year throughout which it was a regulated investment company nor, for this reason, is it expected that the Fund will be required to pay the 4% federal excise tax imposed on regulated investment companies that fail to satisfy certain minimum distribution requirements. However, the possibility of federal or state income tax and/or imposition of the federal excise tax does exist.

    Dividends (other than capital gains dividends) will be taxable to shareholders as ordinary income, whether received in shares or cash and will, in the case of corporate shareholders, generally qualify for the dividends-received deduction to the extent paid out of qualifying dividends received by the Fund.

    Capital gains dividends will ordinarily be taxable to shareholders as long-term capital gain, regardless of how long they have held their shares. A dividend is a capital gains dividend if it is so designated by the Fund and is paid out of the Fund's net capital gain (that is, the excess of the Fund's net long-term capital gain over its net short-term capital loss).

    Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

    Upon a disposition or redemption of shares of the Fund, the shareholder will generally recognize taxable gain or loss measured by the difference between the redemption price and the basis of the shares. This gain or loss will generally be treated as capital gain or loss (long-term or short-term, depending upon the holding period for the redeemed shares).

    Shortly after the end of each calendar year, each Fund shareholder will receive a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain, the portion, if any, representing a return of capital (which is free of current taxes but results in a basis reduction) and the amount, if any, of federal income tax withheld. Shareholders may be subject to backup withholding at the rate of 31% on dividends and redemption proceeds unless (a) they are corporations or come within other exempt categories or (b) they provide correct taxpayer identification numbers, certify as to no loss of exemption from backup withholding, and otherwise comply with applicable requirements of the law relating to backup withholding. Any amounts paid as backup withholding will be creditable against the federal income tax liabilities of the affected shareholders. The Fund intends to withhold U.S. federal income tax at the rate of 30% on dividends and certain other payments that are subject to such withholding and are made to persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable treaty. Backup withholding will not be applied to payments that are subject to 30% withholding.

    The Fund may pay taxes to foreign countries with respect to dividends or interest it receives from foreign issuers or from domestic issuers that derive a substantial amount of their revenues in foreign countries, or such taxes may be withheld at the source by such issuers. The Fund will generally be entitled to deduct such taxes in computing its taxable income.

STATE AND LOCAL TAXES

    The Fund may be subject to state or local taxation in jurisdictions in which it may be deemed to be doing business. Taxable income of the Fund and its shareholders for state and local purposes may be different from taxable income calculated for federal income tax purposes.

    Each prospective investor is advised to consult his or her tax adviser for advice as to the federal, state, and local taxation which may be applicable to such investor in connection with an investment in the Fund.

PURCHASE AND PRICING OF SHARES
-------------------------------------------------------

PURCHASE OF SHARES

    The Fund's shares are sold to the general public on a continuous basis through the Distributor and its network of broker-dealers and Transfer Agent.

    The Fund closed to new investors on April 15, 1996. Shareholders of the Fund as of such closing date may continue to add to an account through the reinvestment of dividends and cash distributions on any Fund shares owned, and through the purchase of additional Fund shares. Shareholders of the Fund as of the April 15, 1996 closing date may also open and add to additional accounts that use the same social security number as the account existing as of April 15, 1996, such as accounts where the shareholder is the owner, a joint owner or a custodian for a minor child. Shares of the Fund may continue to be purchased through mutual fund wrap fee advisers and financial planners. Additionally, Trustees of the Fund and employees and directors of the Fund's Adviser may continue to open new Fund accounts. The Fund may resume sales to new investors at some future date.

PURCHASE BY MAIL

    Investments in the Fund can be made through selected securities dealers, who have the responsibility to transmit orders promptly and may charge a processing fee, or through the Transfer Agent, Rushmore Trust and Savings, FSB.

TO INVEST BY MAIL: Fill out an application and make a check payable to "The Navellier Aggressive Small Cap Equity Portfolio." Mail the check along with the application to:

       The Navellier Aggressive Small Cap Equity Portfolio
       c/o Rushmore Trust and Savings, FSB
       4922 Fairmont Avenue
       Bethesda, MD 20814

    Purchases by check will normally be credited to an account at the closing net asset value next determined after receipt of payment in good order. Foreign checks will not be accepted.

    Net asset value per share is calculated once daily as of 4:00 p.m. E.S.T. on each business day. In the event that the New York Stock Exchange or the national securities exchanges on which stocks are traded adopt different trading hours on either a permanent or temporary basis, the Trustees of the Trust will reconsider the time at which net asset value is to be computed. (See "Purchase and Pricing of Shares--Valuation of Shares").

PURCHASES THROUGH DEALERS

    Shares purchased through Dealers will be effected at the net asset value next determined after the Dealer receives the purchase order, provided that the Dealer transmits the order to the Transfer Agent and the Transfer Agent accepts the order by 4:00 p.m. E.S.T. The investor must settle his or her entitlement to that day's net asset value with the Dealer.

    Certain selected Dealers may effect transactions in shares of the Fund on a "three-day settlement" basis through the National Securities Clearing Corporation's Fund/SERV system.

    Purchases of shares through Dealers not utilizing the National Securities Clearing Corporation's Fund/SERV system will be effected when received in proper form by the Transfer Agent, as described above, in the same manner and subject to the same terms and conditions as are applicable to shares purchased directly through the Transfer Agent. The sales charge applicable to the investor's purchase (See "Pricing of Shares" below) is the same when purchased through a Dealer as when purchased directly through the Transfer Agent.

    Shareholders who wish to transfer fund shares from one broker-dealer to another should contact the Transfer Agent at (800) 622-1386.

TO INVEST BY BANK WIRE: Request a wire transfer to:

       Rushmore Federal Savings Bank
       Bethesda, MD
       Routing Number 0550 71084
       For Account of The Navellier Series Fund
       Account Number 0293 85770

    AFTER INSTRUCTING YOUR BANK TO TRANSFER MONEY BY WIRE, YOU MUST TELEPHONE THE TRANSFER AGENT AT (800) 622-1386 OR (301) 657-1510 BETWEEN 8:30 A.M. AND 4:00 P.M. E.S.T. AND TELL US THE AMOUNT YOU TRANSFERRED AND THE NAME OF THE BANK SENDING THE TRANSFER. YOUR BANK MAY CHARGE A FEE FOR SUCH SERVICES. IF THE PURCHASE IS CANCELLED BECAUSE YOUR WIRE TRANSFER IS NOT RECEIVED, YOU MAY BE LIABLE FOR ANY LOSS THE FUND MAY INCUR.

    Such wire should identify the name of the Fund, the account number, the order number (if available), and your name.

TO INVEST BY AUTOMATIC MONTHLY INVESTMENT PLAN:

    Shareholders may make automatic monthly purchases of the Fund's shares by executing an automatic monthly withdrawl application authorizing his/her/its bank to transfer money from his/ her/its checking account to the Transfer Agent for the automatic monthly purchase of shares of the Fund for the shareholder. There is no charge by the Fund for this automatic monthly investment plan and the shareholder can discontinue the service at any time.

PRICING OF SHARES

    The shares of the Fund are sold at their net asset value per share next determined after an order in proper form (completely filled out application form and additional information or documentation) is received by the Transfer Agent. If an order for shares of the Fund is received by the Transfer Agent by 4:00 p.m. on any business day, such shares will be purchased at the net asset value determined as of 4:00 p.m. on that day. Otherwise, such shares will be purchased at the net asset value determined as of 4:00 p.m on the next day. However, orders received by the Transfer Agent from dealers or brokers after the net asset value is determined that day will receive such offering price if the orders were received by the broker or dealer from its customer prior to such determination and were transmitted to and received by the Transfer Agent prior to its close of business on that day (normally 4:00 p.m. E.S.T.). Shares are entitled to receive any declared dividends on the day following the date of purchase.

    GENERAL PURCHASING INFORMATION

    The Fund has established a minimum initial investment of $2,000 ($500 in the case of IRA and other retirement plans or qualifying group plans) and $100 for subsequent investments. A shareholder who wishes to place an order for shares should contact The Navellier Series Fund at (800) 887-8671.

VALUATION OF SHARES

    The net asset value of the shares of the Fund is calculated by adding the values of all securities and other assets of the Fund, subtracting liabilities of the Fund, and dividing by the number of outstanding shares. It is determined once daily as of 4:00 p.m E.S.T., on days when the New York Stock Exchange is open for trading. In the event that the New York Stock Exchange or the national securities exchanges on which stocks are traded adopt different trading hours on either a permanent or temporary basis, the Trustees of the Fund will reconsider the time at which net asset value is to be computed. The net asset value is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the number of outstanding shares of the Fund. The price at which a purchase is effected is based on the next calculation of net asset value after the order is received.

    In determining the value of the assets of the Fund, the securities for which market quotations are readily available are valued at market value. Debt securities (other than short-term obligations) are normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of a pricing service has been approved by the Trustees of the Fund. All other securities and assets are valued at their fair value as determined in good faith by the Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Trustees. (See "Purchase, Redemption, and Pricing of Shares--Determination of Net Asset Value" in the SAI.)

REDEMPTION OF SHARES
-------------------------------------------------------

GENERAL

    A shareholder may redeem shares of the Fund at the net asset value next determined after receipt of a notice of redemption in accordance with the procedures set forth below and compliance with the further redemption information and/or additional documentation requirements described in this Section. As used in this Prospectus, the term "business day" refers to those days on which stock exchanges trading small cap stocks are open for business. The Fund may change the following procedures at its discretion.

    Any shareholder who redeems shares of the Fund prior to the close of business on the record date for a dividend or distribution will not be entitled to receive the dividend or distribution. A check for the proceeds of redemption will normally be mailed within seven days of receipt of any redemption request received by the Transfer Agent. Payments in redemption of shares will be reduced by any income tax required to be withheld. See "Taxes," above. If shares to be redeemed were purchased by check, the Fund may delay transmittal of redemption proceeds only until such times as it is reasonably assured that good payment has been collected for the purchase of such shares, which may be up to 15 days from purchase date. Such delays can be avoided by wiring Federal Funds in effecting share purchases.

    If a shareholder wishes to redeem his or her entire shareholdings in the Fund, he or she will receive, in addition to the net asset value of shares, all declared but unpaid dividends thereon. The net asset value of the shares may be more or less than a shareholder's cost depending on the market value of the portfolio securities at the time of the redemption.

REDEMPTION BY MAIL

    A shareholder may redeem shares by mail on each day that the New York Stock Exchange is open by submitting a written redemption request to:

       The Navellier Aggressive Small Cap Equity Portfolio
       c/o Rushmore Trust and Savings FSB
       4922 Fairmont Avenue
       Bethesda, MD 20814

    The request for redemption should include the name of the Fund, the account name and number, and should be signed by all registered owners of the shares in the exact names in which they are registered. Each request should specify the number or dollar amount of shares to be redeemed or that all shares in the account are to be redeemed.

OPTION TO MAKE SYSTEMATIC WITHDRAWALS

    The owner of $25,000 or more worth of the shares of the Fund may provide for the payment from his account of any requested dollar amount (but not less than $1,000) to him or his designated payee monthly, quarterly, or annually. Shares will be redeemed on the last business day of each month. Unless otherwise instructed, the Transfer Agent will mail checks to the shareholder at its address of record. A sufficient number of shares will be redeemed to make the designated payment. This redemption option is not available with respect to shares for which certificates are held by a shareholder.

FURTHER REDEMPTION INFORMATION

    Additional documentation regarding a redemption by any means may be required when deemed appropriate by the Transfer Agent, and the request for such redemption will not be considered to have been received in proper form until such additional documentation has been received. An investor should contact the Transfer Agent to inquire what, if any, additional documentation may be required.

    The Fund reserves the right to modify any of the methods of redemption or to charge a fee for providing these services upon 30 days' written notice to shareholders.

    Due to the high cost of maintaining accounts of less than $2,000 ($500 for IRA or other qualifying plan accounts), the Fund reserves the right to redeem shares involuntarily in any such account at their then current net asset value. Shareholders will first be notified and allowed 30 days to make additional share purchases to bring their accounts to more than $2,000 ($500 for IRA or other qualifying plan accounts). An account will not be redeemed involuntarily if the balance falls below $2,000 ($500 for IRA or other qualifying plan accounts) by virtue of fluctuations in net asset value rather than through investor redemptions.

    Under certain circumstances, the right of redemption may be suspended or the redemption may be satisfied by distribution of portfolio securities rather than cash. Information as to those matters is set forth in the SAI.

CERTAIN SERVICES PROVIDED TO SHAREHOLDERS
-------------------------------------------------------

STATEMENTS OF ACCOUNT

    Statements of Account for the Fund will be sent to each shareholder at least quarterly.

DIVIDEND ELECTION

    A shareholder may elect to receive dividends in shares or in cash. If no election is made, dividends will automatically be credited to a shareholder's account in additional shares.

ADDITIONAL INFORMATION
-------------------------------------------------------

    The SAI, available upon request, without charge from the Fund, provides a further discussion of certain sections of the Prospectus and other information which may be of interest to certain investors. This Prospectus and the SAI do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission with respect to the securities being sold, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

    Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the SAI and the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

ASSENT TO TRUST INSTRUMENT
-------------------------------------------------------

    Every shareholder, by virtue of having purchased a Share shall become a shareholder and shall be held to have expressly assented and agreed to be bound by the terms hereof.

                                INVESTMENT ADVISER

                                Navellier Management, Inc.
                                One East Liberty Street
                                Third Floor
                                Reno, Nevada 89501
                                (800) 887-8671

                                DISTRIBUTOR

                                Navellier Securities Corp.
                                One East Liberty Street
                                Third Floor
                                Reno, Nevada 89501
                                (800) 887-8671

                                TRANSFER AGENT AND CUSTODIAN

                                Rushmore Trust and Savings, FSB
                                4922 Fairmont Avenue
                                Bethesda, MD 20814
                                (800) 622-1386

                                SHAREHOLDER INQUIRIES

                                Rushmore Trust and Savings, FSB
                                4922 Fairmont Avenue
                                Bethesda, MD 20814
                                (800) 622-1386

                                INDEPENDENT AUDITORS

                                Tait Weller & Baker
                                Certified Public Accountants
                                8 Penn Center Plaza, Suite 800
                                Philadelphia, PA 19103

                                LEGAL COUNSEL

                                Samuel Kornhauser
                                Law Offices of Samuel Kornhauser
                                155 Jackson Street, Suite 1807
                                San Francisco, CA 94111
                                (415) 981-6281

       THE NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO ("THE FUND")
                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED MARCH 31, 1998

    This Statement of Additional Information, which is not a prospectus, should be read in conjunction with the Prospectus of The Navellier Aggressive Small Cap Equity Portfolio, a series of The Navellier Series Fund, dated March 31, 1998 a copy of which Prospectus may be obtained, without charge, by contacting The Navellier Series Fund, One East Liberty Street, Third Floor, Reno, Nevada, 89501, telephone: (800) 887-8671.

TABLE OF CONTENTS
-------------------------------------------------------
General Information and History________________________________
Investment Objective and Policies______________________________
Trustees and Officers of the Fund______________________________
Officers_______________________________________________________
Control Persons and Principal Holders of Securities____________
Adviser, Distributor, Custodian and Transfer Agent_____________
Brokerage Allocation and Other Practices_______________________
Capital Stock and Other Securities_____________________________
Purchase, Redemption, and Pricing of Shares____________________
Taxes__________________________________________________________
Calculation of Performance Data________________________________
Independent Auditors and Financial Statements__________________
Appendix_______________________________________________________

GENERAL INFORMATION AND HISTORY
-------------------------------------------------------
    The Trust is a business trust company (organized under the laws of the State of Delaware on May 28, 1993). The Trust is known as The Navellier Series
Fund. The Trust's only series is known as the Navellier Aggressive Small Cap Equity Portfolio.

INVESTMENT OBJECTIVE AND POLICIES
-------------------------------------------------------

    INVESTMENT POLICIES. The investment objective and policies of the Fund are described in the "Investment Objective and Policies" section of the Prospectus. The following general policies supplement the information contained in that section of the Prospectus. Prior to being considered as a permissible investment for the Fund, each issuer of the following instruments will first have to be determined by the Adviser to qualify as a "Qualified Issuer" (as defined by the Prospectus).

    CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short-term, interest-bearing, negotiable certificates issued by banks or savings and loan associates against funds deposited in the issuing institution.

    TIME DEPOSITS. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

    BANKER'S ACCEPTANCES. A banker's acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

    COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

    CORPORATE DEBT SECURITIES. Corporate debt securities with a remaining maturity of less than one year tend to become liquid and can sometimes be traded as money market securities.

    UNITED STATES GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the United States government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to seven years, and Treasury bonds generally have a maturity of greater than five years.

    Agencies of the United States government which issue or guarantee obligations include, among others, export-import banks of the United States, Farmers' Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, the Defense Security Assistance Agency of the Department of Defense, and the Tennessee Valley Authority. Obligations of instrumentalities of the United States government include securities issued or guaranteed by, among others, the Federal National Mortgage Associates, Federal Intermediate Credit Banks, Banks for Cooperatives, and the United States Postal Service. Some of the securities are supported by the full faith and credit of the United States government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

    INVESTMENT RESTRICTIONS. The Fund's fundamental policies cannot be changed without the approval of a vote of a majority of the outstanding securities of the Fund. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund votes for the matter. Such a majority is defined as the lesser of (a) 67% or more of the voting shares of the Fund present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. For purposes of the following restrictions and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the Fund.

    The following investment restrictions are fundamental policies of the Fund (unless otherwise specified below) and may not be changed except as described above. The Fund may not:

    1. Purchase for the Fund securities of any issuer, other than obligations issued or guaranteed as to principal and interest by the United States government or its agencies or instrumentalities, if immediately thereafter (i) more than 5% of the Fund's total assets (taken at market value) would be invested in the securities of such issuer, or (ii) more than 10% of the voting securities of any class of such issuer would be held by the Fund.

    2. Concentrate the portfolio investments in any one industry. To comply with this restriction, no security may be purchased for the Fund if such purchase would cause the value of the aggregate investment of the Fund in any one industry to be 25% or more of that Fund's total assets (taken at market value).

    3. Purchase any securities or other property on margin, or engage in short sales of securities (unless it owns, or by virtue of its ownership of other securities has the right to obtain without payment of any additional consideration securities equivalent in kind and amount to the securities sold); PROVIDED, HOWEVER, that the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of securities.

    4. Make cash loans, except that the Fund may purchase bonds, notes, debentures, or similar obligations which are customarily purchased by institutional investors whether publicly distributed or not.

    5. Make securities loans, except that the Fund may make loans of the portfolio securities, provided that the market value of the securities subject to any such loans does not exceed 33 1/3% of the value of the total assets (taken at market value) of the Fund.

    6. Make investments in real estate or commodities or commodity contracts, including futures contracts, although the Fund may purchase securities of issuers which deal in real estate or commodities although this is not a primary objective of the Fund but only if such securities are small cap equity securities or constitute less than 35% of the Fund's total assets.

    7. Invest in oil, gas, or other mineral exploration or development programs, although the Fund may purchase securities of issuers which engage in whole or in part of such activities, but only if such securities are small cap equity securities or constitute less than 35% of the Fund's total assets, although the Fund may purchase securities of issuers which engage in whole or in part of such activities.

    8. Invest in or sell puts, calls, straddles, and any combination thereof.

    9. Purchase securities of companies for the purpose of exercising management or control.

    10. Participate in a joint or joint and several trading account in securities.

    11. Purchase the securities of (i) other open-end investment companies, or
(ii) closed-end investment companies.

    12. Issue senior securities or borrow money, except that the Fund may (i) borrow money only from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests, that might otherwise require the untimely disposition of securities, provided that any such borrowing does not exceed 10% of the value of the total assets (taken at market value), and (ii) borrow money only from banks for investment purposes, provided that (a) after each such borrowing, when added to any borrowing described in clause (i) of this paragraph, there is an asset coverage of at least 300% as defined in the Investment Company Act of 1940, and (b) is subject to an agreement by the lender that any recourse is limited to the assets with respect to which the borrowing has been made. The Fund may not invest in portfolio securities while the amount of borrowing of the Fund exceeds 5% of the total assets of such Fund.

    13. Pledge, mortgage, or hypothecate the assets of the Fund to an extent greater than 10% of the total assets to secure borrowings made pursuant to the provisions of Item 12 above.

    14. Purchase for the Fund "restricted securities" (as defined in Rule 144(a)(3) of the Securities Act of 1933), if, as a result of such purchase, more than 10% of the net assets (taken at market value) of the Fund would then be invested in such securities nor will the Fund invest in illiquid or unseasoned securities if as a result of such purchase more than 5% of the net assets of such portfolio would be invested in either illiquid or unseasoned securities.

    If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation of the restrictions, except as to the 5%, 10% and 300% percentage restrictions on borrowing specified in Restriction Number 12 above.


    PORTFOLIO TURNOVER. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater expenses to the Fund, including brokerage commission expenses, dealer mark-ups, and other transaction costs on the sale of securities, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Fund's shares and by requirements which enable the Fund to receive certain favorable tax treatment. The portfolio turnover rate for the Fund during 1997 was 183.5%. The Fund will attempt to generally limit the annual portfolio turnover rate to 300% or less, however this rate may be exceeded if in the Adviser's discretion securities are or should be sold or purchased in order to attempt to increase the Fund's performance.

TRUSTEES AND OFFICERS OF THE FUND
-------------------------------------------------------
    The following information, as of December 8, 1997, is provided with respect to each Trustee and officer of the Fund:


                             POSITION(S) HELD WITH                   PRINCIPAL OCCUPATION(S)
NAME AND ADDRESS             REGISTRANT AND ITS AFFILIATES           DURING PAST FIVE YEARS
----------------             -----------------------------           ----------------------

Louis Navellier(1)           Trustee and President of The            Mr. Navellier is and has been
One East Liberty             Navellier Series Fund.                  the CEO and President of Navellier
Third Floor                  Mr. Navellier is also the CEO,          & Associates Inc., an investment
Reno, NV 89501               President, Secretary, and Treasurer     management company since 1988;
                             of Navellier Management, Inc., a        CEO and President of Navellier
                             Delaware corporation which is the       Management, Inc., an investment
                             Investment Advisor to the Fund.         management company since May 10,
                             Mr. Navellier is also CEO, President,   1993; CEO and President of Navellier
                             Secretary, and Treasurer of Navellier   International Management, Inc.,
                             Securities Corp., the principal         an investment management company,
                             underwriter of the Fund's shares.       since May 10, 1993; CEO and President
                                                                     of Navellier Securities Corp. since
                                                                     May 10, 1993; CEO and President of
                                                                     Navellier Fund Management, Inc., an
                                                                     investment management company, since
                                                                     November 30, 1995; and has been publisher
                                                                     and editor of MPT Review from August 1987
                                                                     to the present and was publisher and editor
                                                                     of the predecessor investment advisory
                                                                     newsletter OTC Insight, which he began in
                                                                     1980 and wrote through July 1987.

Arnold Langsen(2)            Trustee (however, Professor Langsen     Professor Langsen is Professor Emeritus
The Langsen Group, Inc.      is the President and a shareholder of   of Financial Economics, School of
of California                The Langsen Group, Inc. of California,  Business, California State University
637 Silver Lake Dr.          which corporation provides consulting   at Hayward (1973-1992); Visiting
Danville, CA 94526           services to Navellier & Associates      Professor, Financial Economics,
                             Inc.)                                   University of California at Berkeley
                                                                     (1984-1987).

Barry Sander                 Trustee                                 Currently the President and CEO of Ursa
695 Mistletoe Rd., #2                                                Major Inc., a stencil manufacturing firm
Ashland, OR 97520                                                    and has been for the past eight years.

Joel Rossman                 Trustee                                 Currently retired. Formerly President
Personal Stamp                                                       and CEO of Personal Stamp Exchange, Inc.,
Exchange, Inc.                                                       a manufacturer, designer and distributor
360 Sutton Place                                                     of rubber stamp products.  He has been
Santa Rosa, CA                                                       President and CEO of Personal Stamp Exchange
95407                                                                for the past 10 years.



Jacques Delacroix            Trustee                                 Professor of Business Administration,
University of                                                        Leavy School of Business, Santa Clara
Santa Clara                                                          University (1983-present)
Santa Clara, CA

Arjen Kuyper (1)             Treasurer


------------------------------
(1) This person is an interested person affiliated with the Investment Advisor.
(2) This person, although technically not an interested person affiliated with the Investment Advisor, does own a company which provides consulting services to Navellier & Associates Inc., a company owned by Louis Navellier.

    The Trustees of the Fund who are affiliated with the Adviser receive no salary or fee from the Fund. The Fund's disinterested Trustees are presently not compensated pending the outcome of the shareholder vote to merge the Fund into The Navellier Performance Funds, but said disinterested Trustees are reimbursed for their expenses in attending Board of Trustee meetings.

    The Board of Trustees is permitted by the Fund's By-Laws to appoint an advisory committee which shall be composed of persons who do not serve the Fund in any other capacity and which shall have no power to dictate corporate operations or to determine the investments of the Fund. The Fund currently has no advisory committee.

                                       OFFICERS

    The officers of the Fund are affiliated with the Investment Advisor and receive no salary or fee from the Fund.

    The Fund does not expect, in its current fiscal year, to pay aggregate remuneration in excess of $60,000 for services in all capacities to any
(a) Trustee, (b) officer, (c) affiliated person of the Fund (other than the Investment Advisor), (d) affiliated person of an affiliate or principal underwriter of the Fund, or (e) all Trustees and officers of the Fund as a group.

--------------------------------------------------------------------------------
                                  REMUNERATION TABLE
--------------------------------------------------------------------------------

    Name                        Capacity In Which           Aggregate
                              Remuneration Received        Remuneration
                                                               From
                                                          Registrant and
                                                           Fund Complex
                                                          for the fiscal
                                                            year ended
                                                           December 31,
                                                               1997
--------------------------------------------------------------------------------
    Louis G. Navellier         Trustee, President,            $  0.00
                           Chief Executive Officer,
                                  and Treasurer
--------------------------------------------------------------------------------
    Barry Sander                    Trustee                   $     0
--------------------------------------------------------------------------------
    Joel Rossman                    Trustee                   $  0.00
--------------------------------------------------------------------------------
    Jacques Delacroix               Trustee                   $     0
--------------------------------------------------------------------------------
    Arnold Langsen                  Trustee                   $     0
--------------------------------------------------------------------------------
    Donald Simon                    Trustee                   $ 7,050
--------------------------------------------------------------------------------
    Lawrence Bianchi                Trustee                   $ 7,050
--------------------------------------------------------------------------------
    Kenneth Sletten                 Trustee                   $ 7,050
--------------------------------------------------------------------------------

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
-------------------------------------------------------


    The Fund does not control and is not under common control of any person. As of December 31, 1997, there were no individual accounts owning more than 5% of the shares in The Navellier Series Fund.



    As of December 31, 1997, all Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund.


ADVISER, DISTRIBUTOR, CUSTODIAN
AND TRANSFER AGENT
-------------------------------------------------------

ADVISER

    The management fee payable to the Adviser under the terms of the Investment Advisory Agreement (the "Advisory Agreement") between the Adviser and the Fund is payable monthly and is based upon a percentage of the Fund's average daily net assets, equal to 1.15%. The Investment Adviser has the right, but not the obligation, to waive any portion or all of its management fee, from time to time. For the fiscal years ended December 31, 1997, 1996 and 1995 and the period ended December 31, 1994, the Adviser received management fees from the Fund of $1,257,496, $2,323,690, $664,744 and $56,866, respectively.

    Expenses not expressly assumed by the Adviser under the Advisory Agreement and administrative services agreement are paid by the Fund. The Advisory Agreement lists examples of expenses paid by the Fund, the major categories of which relate to taxes, fees to Trustees, legal, accounting, and audit expenses, custodian and transfer agent expenses, certain printing and registration costs, and non-recurring expenses, including litigation.

    The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or its investors except for losses (i) resulting from the willful misfeasance, bad faith, or gross negligence on its part, or (ii) resulting from reckless disregard by it of its obligations and duties under the Advisory Agreement.

    Pursuant to an Administrative Services Agreement, the Adviser receives an annual fee of 0.25% of the value of the Fund's average daily net assets and provides or is responsible for the provision of certain administrative services to the Fund, including, among others, the preparation and maintenance of certain books and records required to be maintained by the Fund under the Investment Company Act of 1940. The Administrative Services Agreement permits the Investment Adviser to contract out for all of its duties thereunder; however, in the event of such contracting, the Adviser remains responsible for the performance of its obligations under the Administrative Services Agreement. The Adviser has entered into an agreement with Rushmore Trust and Savings, FSB, to perform, in addition to custodian and transfer agent services, some or all administrative services.

    The Advisory Agreement permits the Adviser to act as investment adviser for any other person, firm, or corporation, and designates the Adviser as the owner of the name "Navellier" or any use or derivation of the word Navellier. If the Adviser shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Navellier" as part of its title may, solely at the Adviser's option, be withdrawn.

    The Adviser advanced the Fund's organizational expenses which have been estimated to be $143,294, of which $1,918 remained unamortized as of December 31, 1997. The Fund agreed to reimburse the Prior Adviser for the organizational expenses it advances, without interest on a date or dates to be chosen at the sole discretion of the Adviser, at any time after the Fund has $20 million in total net assets or is breaking even or making a profit, which ever first occurs.

DISTRIBUTOR

    The Fund's Distributor is Navellier Securities Corp. ("NSC"). NSC is registered as a broker-dealer with the Securities Exchange Commission and National Association of Securities Dealers and the various states in which the Fund's securities are offered for sale. The Fund's shares will be continuously distributed by NSC pursuant to a Distribution Agreement, dated July 14, 1997. The Distribution Agreement obligates the Distributor to pay certain expenses in connection with the offering of the shares of the Fund. The Distributor is responsible for the cost of printing and mailing Prospectuses to potential investors and of any advertising incurred by it in connection with the distribution of shares of the Fund.

    For the years ended December 31, 1997, 1996 and 1995, and for the period ended December 31, 1994, the Distributor received $72,503, $924,050, $731,298 and $162,441, respectively from sales loads earned on sales of the Fund's shares.

CUSTODIAN AND TRANSFER AGENT

    Rushmore Trust and Savings, FSB, 4922 Fairmont Avenue, Bethesda, Maryland 20814, serves as the custodian of the Fund's portfolio securities and as the Fund's transfer agent and, in those capacities, maintains certain accounting and other records of the Fund and processes requests for the purchase or the redemption of shares, maintains records of ownership for shareholders, and performs certain other shareholder and administrative services on behalf of the Fund.

BROKERAGE ALLOCATION AND OTHER PRACTICES
-------------------------------------------------------

    Specific decisions to purchase or sell securities for the Fund are made by employees of the Adviser, who are appointed and supervised by its senior officers. Changes in the Fund's investments are reviewed by the Board of Trustees. The Fund's portfolio manager may serve other clients of the Adviser.

    The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and other clients of the Adviser on the basis of their professional capability, the value and quality of their brokerage services, and the level of their brokerage commissions. In the case of securities, such as government securities, which are principally traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser normally seeks to deal directly with the primary market makers, unless in its opinion, better prices are available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the Adviser. At present no other recapture arrangements are in effect.

    Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

    The term "brokerage and research services" includes advice as to the value of securities, the advisability of purchasing or selling securities, and the availability of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

    Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

    The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions. However, the Adviser is unable to quantify the amount of commissions which will be paid as a result of such Research because a substantial number of transactions will be effected through brokers which provide Research but which were selected principally because of their execution capabilities.

    The management fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.


    For the Fund's fiscal year ended December 31, 1997 total brokerage commissions of $348,120 were paid on total transactions of $463,523,171.
For the Fund's fiscal year ended December 31, 1996, total brokerage commissions of $379,000 were paid on transactions (other than U.S. Government securities, purchased options transactions and short-term obligations) of $539,713,521. For the Fund's fiscal year ended December 31, 1995, total brokerage commissions of $254,000 were paid on total transactions (other than U.S. Government securities, purchased options transactions and short-term obligations) of $222,132,611. For the Fund's fiscal period ended December 31, 1994, total brokerage commissions of $90,000 were paid on total transactions (other than U.S. Government securities, purchased options transactions and short-term obligations) of $30,530,921.


    In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the clients of the Adviser or The Navellier Performance Funds. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, it is believed that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

CAPITAL STOCK AND OTHER SECURITIES
-------------------------------------------------------

    The rights and preferences attached to the shares of the Fund are described in the Prospectus (see "Description of Shares"). The Investment Company Act of 1940 requires that where more than one class or series of shares exists, each class or series must be preferred over all other classes or series in respect of assets specifically allocated to such class or series. Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Investment Company Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless the interests of each class or series in the matter are substantially identical or that the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of principal distribution contracts, and the election of Trustees from the separate voting requirements of the Rule.

PURCHASE, REDEMPTION, AND PRICING OF SHARES
-------------------------------------------------------

    Purchases of Fund shares are made at the net asset value next determined after the Transfer Agent receives payment.

    REDEMPTION OF SHARES. The Prospectus, under "Redemption of Shares" describes the requirements and methods available for effecting redemption. The Fund may suspend the right of redemption or delay payment more than seven days
(a) during any period when the New York Stock Exchange or any other applicable exchange, is closed (other than a customary weekend and holiday closing), (b) when trading on the New York Stock Exchange, or any other applicable exchange, is restricted, or an emergency exists as determined by the Securities and Exchange Commission ("SEC") or the Fund so that disposal of the Fund's investments or a fair determination of the net asset value of the Fund is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the Fund's shareholders.

    The Fund normally redeems shares for cash. However, the Board of Trustees can determine that conditions exist making cash payments undesirable. If they should so determine, redemption payments could be made in securities valued at the value used in determining net asset value. There may be brokerage and other costs incurred by the redeeming shareholder in selling such securities.

    DETERMINATION OF NET ASSET VALUE. As described in the Prospectus under "Purchase and Pricing of Shares--Valuation of Shares," the net asset value of shares of the Fund is determined once daily as of 4:00 p.m. New York time on each day during which the New York Stock Exchange, or other applicable exchange, is open for trading. The New York Stock Exchange is scheduled to be closed for trading on the following days: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Board of Trustees of the Exchange reserves the right to change this schedule. In the event that the New York Stock Exchange or the national securities exchanges on which small cap equities are traded adopt different trading hours on either a permanent or temporary basis, the Board of Trustees of the Fund will reconsider the time at which net asset value is to be computed.

    In determining the value of the assets of the Fund, the securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price, or, if no sales are reported--as is the case with many securities traded over-the-counter--the last reported bid price. Debt securities (other than short-term obligations, which are valued on the basis of amortized cost) are normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality of issue, trading characteristics, and other market data. Use of a pricing service has been approved by the Board of Trustees. All other securities and assets are valued at their fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Trustees.

TAXES
-------------------------------------------------------

    The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. Because the Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that the Fund will be required to pay any federal income or excise taxes, although the Fund's foreign-source income may be subject to foreign withholding taxes. If the Fund should fail to qualify as a

"regulated investment company" in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders.

    Shareholders normally will have to pay federal income taxes, and any state or local taxes, on the ordinary dividends and capital gain dividends they receive from the Fund. Dividends paid out of net investment income and net short-term capital gains of the Fund will be taxable to shareholders as ordinary income regardless of whether such distributions are reinvested in additional shares or paid in cash. If a portion of the Fund's net investment income is derived from dividends from domestic corporations, a corresponding portion of the dividends paid out of such income may be eligible for the dividends-received deduction. Shareholders will be informed as to the portion, if any, of dividends received by them which will qualify for the dividends-received deduction, provided that the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

    Dividends paid out of the net capital gain of the Fund that are designated as capital gain dividends by the Fund will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held their shares. Such dividends will not be eligible for the dividends-received deduction.

    Any dividends paid shortly after a purchase by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gains distributions, which are expected to be or have been announced.

    The Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders. Any investment in certain securities purchased at a market discount will cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute its recognized income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses.

    Special tax considerations apply with respect to foreign investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and losses. Use of foreign currencies for non-hedging purposes may be limited in order to avoid a tax on the Fund. Investment by the Fund in certain "passive foreign investment companies" may also be limited in order to avoid a tax on the Fund. Investment income received by the Fund from foreign securities may be subject to foreign income taxes withheld at the source; the Fund does not expect to be able to pass through to shareholders foreign tax credits or deductions with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

    Upon a disposition or redemption of shares of the Fund that are held as a capital asset, the shareholder will generally recognize capital gain or loss (long-term or short-term, depending upon the shareholder's holding period for the redeemed shares) measured by the difference between the redemption price and the basis of the shares. Any loss recognized upon the sale or exchange of shares of the Fund within six months from the date of their purchase will be treated as long-term capital loss to the extent of any amounts treated as dividends paid during such period out of the net long-term capital gain of the Fund. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of shares of the Fund within 90 days after their purchase followed by any purchase without payment of an additional sales charge (including purchases by exchange or by reinvestment) of shares of the Fund.

    Shortly after the end of each year, the Fund will issue to each person who was a shareholder at any time in the prior year a statement of the federal income tax status of all distributions made to such shareholder.

    Shareholders who fail to provide correct taxpayer identification numbers or fail to certify as to no loss of exemption from backup withholding or otherwise fail to comply with applicable requirements of the law relating to backup withholding will be subject to backup withholding with respect to dividends and redemptions at the rate of 31% unless they are corporations or come within other exempt categories. Any amounts paid as backup withholding will be creditable against the federal income tax liabilities of the affected shareholders. All shareholders should consult their own tax advisers with regard to the tax consequences applicable to their respective investments in the Fund.

    The foregoing discussion relates solely to United States federal income tax laws as applicable to United States persons (that is, citizens and residents of the United States and domestic corporations, partnerships, trusts, and estates). Each shareholder who is not a United States person should consult his tax adviser regarding the United States and non-United States tax consequences of ownership of shares, including the possibility that distributions by the Fund may be subject to a United States withholding tax at the rate of 30%.

    The Fund will be subject to a nondeductible excise tax for any year equal to 4% of the "required distribution" for the year over the "distributed amount" for the year. For this purpose, the term "required distribution" means, with respect to any year, the sum of (a) 98% of the Fund's "ordinary income" (that is, its taxable income determined by excluding its net capital gain, if any, by disallowing the dividends-received and net operating loss deductions, and by not taking into account any capital gain or loss), (b) 98% of its capital gain net income (that is, the excess of capital gains over capital losses) for the one-year period ending on December 31 of the year, and (c) the "prior year shortfall" (that is, the excess, if any, of the "grossed-up required distribution" for the prior year over the "distributed amount" for such year). For this purpose, the term "grossed-up required distribution" means, with respect to any year, the required distribution for the year (determined by including 100% of the Fund's ordinary income and capital gain net income) and the term "distributed amount" means, with respect to any year, the sum of (a) the amount of dividends-paid or deemed paid during the year, (b) any amount on which the Fund is required to pay corporate tax for the year, and (c) the excess, if any, of the distributed amount for the prior year over the required distribution for such year.

    The Fund will not be subject to income tax in Delaware for any year in which it qualifies as a regulated investment company.

CALCULATION OF PERFORMANCE DATA
-------------------------------------------------------

    Performance information for the Fund may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as yield or total return on the Fund.

    Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the value of the Fund on the last day of the period, according to the following formula:

          YIELD          =  2[[a-b+1]/6/-1]
                                 ---
                                 cd
        where a          =  dividends and interest earned, as calculated in accordance with the SEC's instructions, during the period by the Fund
              b          =  expenses accrued for the period (net of any reimbursements)
              c          =  the average daily number of shares outstanding during the period that were entitled to receive dividends, and
              d          =  the maximum offering price per share on the last day of the period

    The average annual total return on the Fund represents an annualization of the Fund's total return ("T" in the formula below) over a particular period and is computed by finding the current percentage rate which will result in the ending redeemable value ("ERV" in the formula below) of a $1,000 payment ("P" in the formula below) made at the beginning of a one-, five-, or ten-year period, or for the period from the date of commencement of the Fund's operation, if shorter ("n" in the formula below). The following formula will be used to compute the average annual total return for the Fund:

                                 P (1 + T)/n/ = ERV

    In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year, or other types of total return figures.

    The manner in which total return will be calculated for public use is described above. The average annual total return for the Fund for the fiscal year ended December 31, 1997, and for the period from commencement of operations on January 3, 1994 to December 31, 1997 was 11.24% and 80.28%, respectively, without the effect of the sales charge. A sales charge is no longer imposed on the purchase of Fund shares. The average annual total return for the Fund would have been lower had an expense limitation not been in effect.

    Performance information for the Fund shall reflect only the performance of a hypothetical investment during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objective and policies, characteristics and quality of the Fund, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

    As summarized in the Prospectus under the heading "Performance and Yield," the total return of the Fund may be quoted in advertisements and sales literature.


    From time to time the Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Services, Inc., CDA Wiesenberger, Shearson Lehman and Saloman Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, THE 100 BEST MUTUAL FUNDS YOU CAN BUY by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts and may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

    From time to time, the Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks and similar or related matters.

    From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning.

INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
-------------------------------------------------------

    Tait, Weller & Baker, Certified Public Accountants are as of August 14, 1997, the Fund's independent auditors, providing audit services and assistance and consulation with respect to the preparation of filings with the SEC.
Prior to July 1997 Deloitte & Touche LLP were the Fund's independent auditors.

    The Portfolio of Investments at December 31, 1997, the Statement of Assets and Liabilities at December 31, 1997, the Statement of Operations for the year ended December 31, 1997, the Statement of Changes in Net Assets for each of the three years in the period ended December 31, 1997, the Notes to Financial Statements and the Independent Auditors' Report, each of which is included in the Annual Report to shareholders of the Fund, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Tait, Weller & Baker, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

APPENDIX
-------------------------------------------------------

A-1 AND P-1 COMMERCIAL PAPER RATINGS

    The Fund will invest only in commercial paper which, at the date of investment, is rated A-1 by Standard & Poor's Corporation ("S&P") or P-1 by Moody's Investors Services, Inc. ("Moody's"), or, if not rated, is issued or guaranteed by companies which at the date of investment have an outstanding debt issue rated AA or higher by Standard & Poor's or Aa or higher by Moody's.

    Commercial paper rated A-1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

    The rating P-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationship which exists with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

                                                ANNUAL REPORT, December 31, 1997
                                                           NAVELLIER SERIES FUND
                                                     1 East Liberty, Third Floor
                                                                  Reno, NV 89501
                                                                  (800) 887-8671

--------------------------------------------------------------------------------
                                                               February 20, 1998

Dear Shareholder:

    For the year 1997, the Navellier Series Fund, Aggressive Small Cap Equity Portfolio ("the Fund") was up 11.24% (7.90% after the maximum load). In 1997 the Russell 2000* was up 20.52% and the NASDAQ Composite** was up 21.64%. The Fund's annualized return since public offering (April 1, 1994) is 22.01% (21.01% after the maximum load). The annualized returns for the Russell 2000 and the Nasdaq Composite over the same period were 15.91% and 22.04% respectively.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO

                                               Series Fund    Russell 2000      NASDAQ Composite
4/1/94                                             $10,000         $10,000               $10,000
6/30/94                                             $9,521          $9,571                $9,496
9/30/94                                            $10,427         $10,202               $10,280
12/30/94                                           $11,426          $9,972               $10,114
3/31/95                                            $11,655         $10,387               $10,992
6/30/95                                            $14,048         $11,297               $12,555
9/29/95                                            $16,514         $12,363               $14,036
12/29/95                                           $16,431         $12,585               $14,152
3/29/96                                            $18,009         $13,175               $14,815
6/28/96                                            $20,973         $13,806               $15,939
9/30/96                                            $20,323         $13,797               $16,503
12/31/96                                           $18,968         $14,443               $17,365
3/31/97                                            $16,015         $13,645               $16,433
6/30/97                                            $19,256         $15,788               $19,397
9/30/97                                            $22,029         $18,076               $22,674
12/31/97                                           $21,101         $17,407               $21,122

The above chart indicates the return of $10,000 invested in the NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO on April 1, 1994. As the chart shows by December 31, 1997, the value of the investment would have grown to $21,101, a 111.01% increase. For comparison purposes, look at how the NASDAQ Composite and the Russell 2000 performed over the same period. An investment of $10,000 in the NASDAQ Composite over the same period would have grown to $21,122, a 111.22% increase. Similarly an investment of $10,000 in the Russell 2000 over the same period would have grown to $17,407, a 74.07% increase.

The above charts and performance numbers assume reinvestment of all distributions.

Please be aware that past performance is no indication of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    Value strategies dramatically outperformed growth strategies in 1997 by the largest margin in 19 years. For example, in 1997 the Russell 2000 Value Index was up 31.78%, while the Russell 2000 Growth Index was only up 12.95%. Obviously, because Navellier only had "growth" funds available for much of 1997, our growth bias hurt our performance. Fundamentally, growth stocks are back at the same levels they were in 1990, just before they exploded in 1991. Often, we have found that whatever strategy "lagged" in the previous year, "leads" in the next year.

    This was a particularly strong year for large capitalization stocks as evidenced by a return of 33.31% for the S&P 500. After flirting with small capitalization stocks in the second and third quarters, the market once again became a large capitalization dominated and value oriented market, continuing a trend that has developed over the last 24 months. A few sobering facts from the fourth quarter include, a flat Dow Jones, and a 2.5% gain for the S&P 500 compared to a -6.8% return for the NASDAQ and a -3.3% return for the Russell 2000. The growth vs. value comparison is even more telling as the Russell 2000 Growth Index lost 8.2% for the fourth quarter while the Russell 2000 Value Index gained 1.7%. Technology stocks suffered through an extremely volatile year, with strong second and third quarters sandwiched between dismal first and fourth quarters. In December, a few technology stocks disappointed Wall Street with poor quarterly earnings, so the analyst community immediately blamed the Southeast Asian crisis as the primary reason that they had grossly overestimated the latest quarterly earnings numbers. As a result, the analyst community started to slash their 1998 earnings estimates on many leading technology stocks. Then another bomb fell in December when both Oracle and 3M announced that its earnings would be hindered by the Southeast Asian crisis. All of a sudden, the Southeast Asian crisis was encompassing more than just technology stocks, so the entire U.S. stock market sold off because the analyst community rushed to aggressively cut earnings estimates on many leading companies. In 1997 the strongest performing stocks were found in the financial sectors as they continued to benefit from an excellent interest rate environment. The falling interest rate environment continues to be very supportive for higher stock prices. The stock and bond markets compete for capital, so when interest rates move lower, normally stock prices and price earnings ratios drift higher because more money tends to flow into the stock market.

    The financial community continues to marvel at the unprecedented third year of more than 20% growth for the S&P 500. Many analysts were not surprised by the terrific performance of the market this year given the favorable economic conditions. With 3.7% real GDP growth and just 2% GDP-based inflation, we saw the best overall economic performance in decades. Interest rates trended downward throughout the year, unemployment fell to 4.7%, capital gains taxes were cut and inflation was practically non-existent. Consumer confidence remained strong all year as disposable income rose 3.7% and consequently consumers spent 3.6% more than they did in 1996. Although payroll costs advanced by 2.4%, corporate profits still managed to climb by 11%, due to significant increases in productivity. The old news at this point is the Southeast Asian crisis, which briefly halted the markets' relentless climb in 1997.

    So far in 1998, one of the reasons that the stock market started to rally is that finally some leading stocks, such as Disney, released better than expected earnings and inspired a little confidence in the overall stock market. Investors finally came to the realization that Southeast Asia will not cause the entire U.S. economy to melt down. The stocks that have been most seriously impacted by the Southeast Asian crisis, namely technology stocks, have also been rallying strongly. However, the analyst community remains very wary about the earnings prospects for many technology companies, so we expect that the recent rebound in technology stocks is just a "dead-cat" bounce that will soon dissipate. Much of the recent stock market strength has been isolated in a few key industry groups. Although the breadth and power of the stock market has improved in recent weeks, we are still expecting a very selective stock market, similar to the third quarter of 1997, where large capitalization stocks take a breather and small-to-mid capitalization stocks lead. NASDAQ has been stronger than the Dow Industrials and the S&P 500 so far in 1998, so this much anticipated leadership change may have begun already. Our strategy remains focused on uncovering stocks with better sales and earnings growth potential than the overall stock market. We hope that by finding those companies that can demonstrate consistent accelerating earnings growth, our growth funds will shine in an increasingly selective market.

    This year Navellier is proud to announce that we have broadened our offerings by introducing four new portfolios in the Navellier Performance Funds family. We are using a "value" approach to quantitative analysis for our new Navellier Small Cap Value Portfolio and the Navellier Large Cap Value Portfolio. We have also introduced our new Navellier Large Cap Growth Portfolio which uses the more familiar Navellier methodology but focuses on the larger cap sector of the market. With all three of these portfolios we are seeking strong returns with reasonable risk levels by using portfolio optimization and risk analysis programs in conjunction with our proprietary computerized screening process. Additionally, the Navellier International Equity Portfolio made its debut this year. We would like to introduce to you a new member of the Navellier team, Ram Kolluri, who will be responsible for management of the Navellier International Equity Portfolio. We strongly encourage all of our clients to call us for more information on the new portfolios and for help with the recommended allocations for all of our funds.

    Finally, a short note regarding the proposed merger of the Navellier Series Fund, Aggressive Small Cap Equity Portfolio into the Navellier Performance Funds family and the load status of the Fund. As many of you already know we made the Fund a no-load fund back in December of 1997. We have suffered through a number of delays in bringing the Fund into the Navellier Performance Funds family and as a result, we felt it was only fair to make the Fund no-load until the merger process is completed. The no-load status of the Fund is only one of several advantages to be achieved through the merger process. In addition, we want to thank you for your patience and for sticking with us through an unprecedented period of turmoil last spring and summer.

    Please call our new Navellier Marketline for the latest fund prices and weekly market commentary at (800) 730-9005 and look for our new website at www.navellier.com.

    Thank you for allowing us to manage some of your assets. We feel very obligated to our shareholders and promise to make every effort to maintain our high performance standards. As always, please feel free to contact us if you have any questions or if we can help you in any way.

Sincerely,

          [SIG]                                                       [SIG]
LOUIS G. NAVELLIER                              ALAN ALPERS

THIS MATERIAL HAS BEEN PRECEDED BY A NAVELLIER SERIES FUND PROSPECTUS.

 * THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX CONSISTING OF THE SMALLEST 2000 STOCKS IN THE RUSSELL 3000 INDEX. IT IS CONSIDERED REPRESENTATIVE OF THE SMALL CAP MARKET IN GENERAL. IT IS NOT AN INVESTMENT PRODUCT AVAILABLE FOR SALE.

** THE NASDAQ COMPOSITE IS AN UNMANAGED INDEX CONSISTING OF APPROXIMATELY 5,500
   STOCKS. IT IS CONSIDERED REPRESENTATIVE OF THE STOCK MARKET AS A WHOLE. IT IS NOT AN INVESTMENT PRODUCT AVAILABLE FOR SALE.

                                 NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997

-------------------------------------------------------
                                           MARKET VALUE
     SHARES                                    (NOTE 1)

-------------------------------------------------------
COMMON STOCKS--92.4% OF TOTAL INVESTMENTS

AEROSPACE -- 1.9%
     40,000  Ducommun, Inc.*              $   1,397,500
                                          -------------
APPAREL -- 2.5%
     56,800  Oshkosh B Gosh, Inc.             1,874,400
                                          -------------
AUTOMOTIVE -- 0.9%
     16,000  Carlisle Companies, Inc.           684,000
                                          -------------
BANKS -- 5.9%
     30,000  City National Corp.              1,108,125
     39,000  Commercial Bank of New York        897,000
     18,400  First Oak Brook Bancshares,
               Inc.                             883,200
     80,500  Independent Bank Corp.           1,479,187
                                          -------------
                                              4,367,512
                                          -------------
BUILDING AGGREGATES -- 3.8%
     35,000  Centex Construction
               Products, Inc.                 1,054,375
     50,800  Florida Rock Industries,
               Inc.                           1,155,700
     10,000  Southdown, Inc.                    590,000
                                          -------------
                                              2,800,075
                                          -------------
BUILDING PRODUCTS -- 1.5%
     50,600  American Woodmark Corp.          1,113,200
                                          -------------
CATALOG AND SPECIALTY DISTRIBUTION -- 2.8%
     49,700  D M Management, Co.*               776,563
     38,500  New England Business
               Service, Inc.                  1,299,375
                                          -------------
                                              2,075,938
                                          -------------
COMPUTER SOFTWARE -- 1.8%
     40,800  Compuware Corp.*                 1,305,600
                                          -------------
CONSTRUCTION AND HEAVY EQUIPMENT -- 6.8%
     42,000  Gardner Denver Machinery,
               Inc.*                          1,063,125
     70,000  Gehl Co.*                        1,470,000
     55,300  Terex Corp.*                     1,299,550
     41,100  Wabash National Corp.            1,168,781
                                          -------------
                                              5,001,456
                                          -------------
CONSUMER SERVICES -- 1.0%
     38,500  Ambassadors International,
               Inc.*                            750,750
                                          -------------
CONTAINERS AND PACKAGING -- 0.2%
      5,000  BWAY Corp.*                        114,375
                                          -------------
-------------------------------------------------------
                                           MARKET VALUE
     SHARES                                    (NOTE 1)
-------------------------------------------------------

CONTRACT DRILLING -- 1.9%
     36,000  Patterson Energy Inc.*       $   1,392,750
                                          -------------
DISCOUNT STORES -- 1.3%
     53,000  Ames Department Stores*            927,500
                                          -------------
EDP PERIPHERALS AND SERVICES -- 3.0%
     71,000  Genicom Corp.*                     816,500
     27,900  Systems & Computer Tech.*        1,384,538
                                          -------------
                                              2,201,038
                                          -------------
ELECTRONICS -- 4.8%
     60,000  Advanced Energy Industries,
               Inc.*                            896,250
     30,400  C & D Technologies, Inc.         1,466,800
     72,200  EFTC Corp.*                      1,173,250
                                          -------------
                                              3,536,300
                                          -------------
FLUID CONTROLS -- 1.1%
     49,400  ESSEF Corp.*                       790,400
                                          -------------
HOMEBUILDING -- 6.2%
     67,400  Engle Homes, Inc.                1,238,475
     50,000  Fairfield Communities,
               Inc.*                          2,212,500
     53,000  NVR, Inc.*                       1,159,375
                                          -------------
                                              4,610,350
                                          -------------
HOSPITAL AND NURSING MANAGEMENT -- 0.5%
     13,950  Quorum Health Group, Inc.*         364,444
                                          -------------
INDUSTRIAL SPECIALTIES -- 1.4%
     30,000  Carbide/Graphite Group,
               Inc.*                          1,012,500
                                          -------------
INSURANCE -- 4.5%
     15,000  Allied Group, Inc.                 429,375
     24,000  Enhance Financial Services
               Group                          1,428,000
    100,000  Hooper Holmes, Inc.              1,456,250
                                          -------------
                                              3,313,625
                                          -------------
INVESTMENT BANKERS AND BROKERS
  SERVICES -- 3.6%
     40,500  Duff & Phelps Credit
               Rating Co.                     1,645,312
     38,500  Southwest Securities Group,
               Inc.                             991,375
                                          -------------
                                              2,636,687
                                          -------------
MEDICAL SPECIALTIES -- 0.4%
     10,000  Osteotech, Inc.*                   272,500
                                          -------------

                                 NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997 (CONTINUED)

-------------------------------------------------------
                                           MARKET VALUE
     SHARES                                    (NOTE 1)
-------------------------------------------------------

COMMON STOCKS (CONTINUED)

METAL FABRICATIONS -- 2.2%
     52,500  Encore Wire Corp.*           $   1,611,094
                                          -------------
MILITARY/GOVERNMENT/TECHNICAL -- 3.4%
     50,000  Allied Research Corp.*             621,875
     99,100  Applied Signal Technology*       1,362,625
     30,000  Engineered Support Systems,
               Inc.                             551,250
                                          -------------
                                              2,535,750
                                          -------------
OIL AND GAS TRANSMISSION -- 1.3%
     21,500  Santa Fe Pacific Pipeline
               Partner                          983,625
                                          -------------
PRECISION INSTRUMENTS -- 2.2%
     43,200  MTS Systems Corp.                1,620,000
                                          -------------
PRINTING AND FORMS -- 2.9%
     29,000  Consolidated Graphics,
               Inc.*                          1,352,125
     20,000  Mail-Well, Inc.*                   810,000
                                          -------------
                                              2,162,125
                                          -------------
SAVINGS AND LOAN ASSOCIATIONS -- 12.3%
      7,000  Advantage Bancorp, Inc.            496,125
     10,000  Andover Bancorp, Inc.              402,500
     40,500  CFSB Bancorp, Inc.               1,063,125
     31,000  Columbia Banking Systems,
               Inc.*                            837,000
     39,466  New York Bancorp, Inc.           1,566,307
    101,400  PDS Financial Corp.*               684,450
     66,800  St. Paul Bancorp, Inc.           1,753,500
     50,000  TR Financial Corp.               1,662,500
     16,000  Trans Financial, Inc.              622,000
                                          -------------
                                              9,087,507
                                          -------------
SEMICONDUCTORS -- 1.8%
     33,000  Dallas Semiconductor Corp.       1,344,750
                                          -------------
SERVICES: HEALTH INDUSTRY -- 0.7%
     54,000  TLII Liquidating Corp.             536,625
                                          -------------
-------------------------------------------------------
                                           MARKET VALUE
     SHARES                                    (NOTE 1)
-------------------------------------------------------

SPECIALTY FOODS AND CANDY -- 0.8%
      9,400  Suiza Food Corp.*            $     559,887
                                          -------------
SPECIALTY STEELS -- 1.5%
     74,500  Universal Stainless Alloy*       1,080,250
                                          -------------
SPECIALTY STORES -- 0.5%
     24,000  Funco, Inc.*                       357,000
                                          -------------
TELECOMMUNICATIONS EQUIPMENT -- 1.3%
     51,500  Cognitronics Corp.*                988,156
                                          -------------
TEXTILES -- 2.0%
    126,900  Dyersburg Corp.                  1,443,488
                                          -------------
TRUCKING -- 1.2%
     35,600  Landair Services, Inc.*            863,300
                                          -------------
WHOLESALERS -- 0.7%
     20,000  Cellstar Corp.*                    397,500
      3,000  United Stationers, Inc.*           144,375
                                          -------------
                                                541,875
                                          -------------
TOTAL COMMON STOCK
 (COST $60,320,356)                          68,258,332
                                          -------------
AGENCY OBLIGATIONS -- 7.6%

-------------------------------------------------------
  PRINCIPAL
------------------------------------------------------
$ 5,601,000  Federal Home Loan Bank
               Discount Notes, 4.75%,
               1/2/97 (Cost $5,599,522)  $   5,599,522
                                         -------------
TOTAL INVESTMENTS -- 100.0%
 (COST $65,919,878)                      $  73,857,854
                                         -------------
                                         -------------

-------------------------------------------------

(*) NON-INCOME PRODUCING.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                 NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS
  Securities at Value (Note 1) (Cost $65,919,878)........................................  $73,857,854
  Cash in Custodian Bank.................................................................        1,863
  Receivable for Shares Sold.............................................................       35,000
  Dividends Receivable...................................................................       31,419
  Interest Receivable....................................................................          739
  Unamortized Organizational Costs (Note 1)..............................................        1,918
                                                                                           -----------
    Total Assets.........................................................................   73,928,793
                                                                                           -----------
LIABILITIES
  Distributions Payable..................................................................      584,370
  Payable for Shares Redeemed............................................................      351,137
  Investment Advisory Fee Payable (Note 2)...............................................       79,945
  Administrative Fee Payable (Note 2)....................................................       15,989
  Other Payables and Accrued Expenses....................................................       15,989
  Commissions Payable....................................................................          204
  Organizational Expenses Payable to Adviser (Note 1)....................................        1,918
                                                                                           -----------
    Total Liabilities....................................................................    1,049,552
                                                                                           -----------

NET ASSETS...............................................................................  $72,879,241
                                                                                           -----------
                                                                                           -----------
SHARES OUTSTANDING.......................................................................    4,555,116
                                                                                           -----------
                                                                                           -----------
NET ASSET VALUE PER SHARE................................................................       $16.00
                                                                                           -----------
                                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                 NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
  Interest (Note 1).....................................................................  $    353,737
  Dividends (Note 1)....................................................................       606,957
                                                                                          ------------
    Total Investment Income.............................................................       960,694
                                                                                          ------------
EXPENSES
  Investment Advisory Fee (Note 2)......................................................     1,257,496
  Extraordinary Expenses (Note 2).......................................................       578,902
  Administrative Fee (Note 2)...........................................................       251,499
  Transfer Agent and Custodian Fee (Note 3).............................................       230,537
  Legal Fees............................................................................        75,991
  Shareholder Reports and Notices.......................................................        63,197
  Registration Fees.....................................................................        56,935
  Proxy Expense.........................................................................        43,234
  Audit Fees............................................................................        22,100
  Trustees' Fees and Expenses (Note 2)..................................................        21,150
  Organizational Expense (Note 1).......................................................         2,892
  Other Expenses........................................................................        31,140
                                                                                          ------------
    Total Expenses......................................................................     2,635,073
    Less Expenses Reimbursed by Investment Adviser (Note 2).............................      (295,677)
                                                                                          ------------
      Net Expenses......................................................................     2,339,396
                                                                                          ------------
NET INVESTMENT LOSS.....................................................................    (1,378,702)
                                                                                          ------------
Net Realized Gain on Investment Transactions............................................    25,247,521
Net Change in Unrealized Appreciation/Depreciation of Investments.......................   (28,940,108)
                                                                                          ------------
NET LOSS ON INVESTMENTS.................................................................    (3,692,587)
                                                                                          ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................  $ (5,071,289)
                                                                                          ------------
                                                                                          ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                 NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                         FOR THE YEARS ENDED DECEMBER
                                                                                     31,
                                                                         ----------------------------
                                                                             1997           1996
                                                                         -------------  -------------
FROM INVESTMENT ACTIVITIES
  Net Investment Loss..................................................  $  (1,378,702) $  (2,477,826)
  Net Realized Gain on Investment Transactions.........................     25,247,521        463,797
  Net Change in Unrealized Appreciation/Depreciation of Investments....    (28,940,108)    18,466,247
                                                                         -------------  -------------
    Net Increase (Decrease) in Net Assets Resulting from Operations....     (5,071,289)    16,452,218
                                                                         -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS
  From Net Realized Gain...............................................    (14,124,008)            --
                                                                         -------------  -------------
FROM SHARE TRANSACTIONS
  Net Proceeds from Sales of Shares....................................     60,192,194    286,125,562
  Reinvestment of Distributions........................................     13,539,639             --
  Cost of Shares Redeemed..............................................   (171,691,808)  (217,842,421)
                                                                         -------------  -------------
    Net Increase (Decrease) in Net Assets Resulting from Share
      Transactions.....................................................    (97,959,975)    68,283,141
                                                                         -------------  -------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS............................   (117,155,272)    84,735,359
NET ASSETS -- Beginning of Year........................................    190,034,513    105,299,154
                                                                         -------------  -------------
NET ASSETS -- End of Year..............................................  $  72,879,241  $ 190,034,513
                                                                         -------------  -------------
                                                                         -------------  -------------

SHARES
  Sold.................................................................      4,277,974     16,325,181
  Issued in Reinvestment of Distributions..............................        846,228             --
  Redeemed.............................................................    (11,252,090)   (12,473,362)
                                                                         -------------  -------------
    Net Increase (Decrease) in Shares..................................     (6,127,888)     3,851,819
                                                                         -------------  -------------
                                                                         -------------  -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                 NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                                   FOR THE
                                                              FOR THE YEARS ENDED DECEMBER 31,   PERIOD ENDED
                                                              --------------------------------   DECEMBER 31,
                                                                1997       1996        1995         1994*
                                                              --------   ---------   ---------   ------------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value -- Beginning of Period......................   $17.79      $15.41      $10.98       $10.00
                                                              --------   ---------   ---------   ------------
Income from Investment Operations:
  Net Investment Loss.......................................    (0.30)      (0.23)      (0.16)       (0.08)
  Net Realized and Unrealized Gain on Investments...........     2.30(C)     2.61        4.97         1.06
                                                              --------   ---------   ---------   ------------
    Total from Investment Operations........................     2.00        2.38        4.81         0.98
                                                              --------   ---------   ---------   ------------
Distributions to Shareholders:
  From Net Realized Gain....................................    (3.79)         --       (0.38)          --
                                                              --------   ---------   ---------   ------------
Net Increase (Decrease) in Net Asset Value..................    (1.79)       2.38        4.43         0.98
                                                              --------   ---------   ---------   ------------
Net Asset Value -- End of Period............................   $16.00      $17.79      $15.41       $10.98
                                                              --------   ---------   ---------   ------------
                                                              --------   ---------   ---------   ------------

TOTAL INVESTMENT RETURN(A)..................................    11.24%      15.44%      43.80%        9.80%

RATIOS TO AVERAGE NET ASSETS:
Expenses After Reimbursement (Note 2).......................     2.33%       1.75%       1.75%        1.68%(D)
Expenses Before Reimbursement (Note 2)......................     2.62%       1.86%       2.10%        4.52%(D)
Net Investment Loss.........................................    (1.37)%     (1.33)%     (1.15)%      (0.81)%(D)

SUPPLEMENTARY DATA:
Portfolio Turnover Rate.....................................    183.5%      136.9%      169.6%       139.9%
Net Assets at End of Period (000's omitted).................  $72,879    $190,035    $105,299      $18,224
Number of Shares Outstanding at End of Period (000's
  omitted)..................................................    4,555      10,683       6,831        1,660
Average Commission Rate Paid(B).............................  $0.0402     $0.0424          --           --

----------------

(A) Total returns do not include the maximum sales load. Total returns for periods of less than one year are not annualized.
(B) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(C) The per share amount does not coincide with the net realized and unrealized loss for the year because of the timing of sales and redemptions of Fund shares and the amount of per share realized and unrealized gain and loss at such time.
(D) Annualized

*FROM COMMENCEMENT OF OPERATIONS JANUARY 3, 1994

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                 NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997

1. Significant Accounting Policies

    Navellier Series Fund (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund consists of one portfolio, Navellier Aggressive Small Cap Equity Portfolio (the "Portfolio"), known as the MFS Aggressive Small Cap Equity Fund from March 16, 1997 to July 14, 1997. Prior to December 8, 1997, shares of the Fund were purchased at the public offering price which includes a maximum sales charge of up to 3% depending on the size of the purchase. Since December 8, 1997, shares of the Fund are sold without sales charge. The Fund is authorized to issue an unlimited number of shares of capital stock with no stated par value. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund follows:

      (a) Listed securities are valued at the last sales price of the New York Stock Exchange and other major exchanges. Over-the-Counter securities are valued at the last sales price. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates current value. Securities for which there are no such quotations or valuations are valued at fair value in good faith by or at the direction of the Trustees.

      (b) Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Interest income is accrued on a daily basis. Dividend income is recorded on the ex-dividend date. Realized gain and loss from securities transactions are computed on an identified cost basis.

      (c) Dividends, if any, from net investment income are declared and paid annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Net capital gains, if any, are distributed annually.

      (d) The Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income and net capital gains to its shareholders. Therefore, no Federal income or excise tax provision is required.

      (e) Organizational expenses of the Fund totaling $143,294 are being deferred and amortized over 60 months beginning with the public offering of shares. Any redemption by an initial investor during the amortization period will be reduced by a prorata portion of any of the unamortized organization expenses. Such proration is calculated by dividing the number of initial shares redeemed by the number of initial shares outstanding at the date of redemption. During 1997, the initial investor redeemed a portion of the initial shares. At December 31, 1997, unamortized organization costs were $1,918.

2. Investment Advisory Fees and Other Transactions with Affiliates

   INVESTMENT ADVISER

    For the periods from January 1, 1997, to March 15, 1997, and from July 15, 1997, to December 31, 1997, investment advisory services and administrative services were provided by Navellier Management, Inc., (the "Adviser"). From March 16, 1997, to July 14, 1997, investment advisory services and administrative services were provided by Massachusetts Financial Services Company ("MFS"). The advisory fee paid to Navellier and to MFS for investment advisory services was 1.25% of the daily net assets on an annual basis. Navellier and MFS received 0.25% of the daily net assets on an annual basis for administrative services provided to the Fund. Navellier and MFS also received reimbursement for certain operating expenses incurred on behalf of the Fund, as more fully described below. Certain

                                 NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
------------------------------------------------------------------

Directors and officers of Navellier served as Trustees of the Fund during the periods from January 1, 1997 to March 15, 1997 and from July 11, 1997 to December 31, 1997, and certain officers of MFS served as officers of the Fund from March 16, 1997, to July 14, 1997.

    Prior to March 15, 1997, and during the period July 15, 1997, to December 31, 1997, under an agreement between the Fund and Navellier related to the payment of the Fund's operating expenses, Navellier reserved the right to request reimbursement for past, present and future operating expenses of the Fund paid by Navellier at any time upon notice to the Fund. Navellier voluntarily agreed not to seek future reimbursement of all past expenses which had not been reimbursed at December 31, 1997. For the period from March 16, 1997 to July 14, 1997, MFS agreed to bear the Fund's normal operating expenses, subject to reimbursement by the Fund. The expense reimbursement arrangement with MFS did not include extraordinary Fund expenses, such as litigation-related expenses or any expenses which were borne or accrued prior to March 16, 1997. During the period March 16, 1997, to July 14, 1997, the Fund incurred $578,902 in extraordinary expenses in connection with litigation, proxy solicitation and proxy certification expenses incurred above the normal expense of holding a routine shareholder meeting, and administrative expenses related to the transfer of the investment advisory contract and the administrative services contract from Navellier to MFS.

    Under the operating expense agreement between Navellier and the Fund from the periods from January 1, 1997, to March 15, 1997, and July 15, 1997, to December 31, 1997, and the operating expense agreement between MFS and the Fund from March 16, 1997, to July 14, 1997, the following amounts were paid or incurred, based on a reimbursement rate of 0.25% of the daily net assets on an annual basis for the respective periods. Amounts paid or incurred, amounts reimbursed and amounts not reimbursed at December 31, 1997, for Navellier and MFS are disclosed below.

                                                                              NAVELLIER     MFS
                                                                              ---------  ---------
Operating expenses incurred.................................................  $ 306,581  $ 240,595
Amounts reimbursed..........................................................    182,162     69,337
                                                                              ---------  ---------
Unreimbursed amounts........................................................  $ 124,419  $ 171,258
                                                                              ---------  ---------
                                                                              ---------  ---------
Amount subject to request for reimbursement which has been waived by the investment adviser.........................................................  $ 124,419  $ 171,258
                                                                              ---------  ---------
                                                                              ---------  ---------

   DISTRIBUTOR

    For the periods January 1, 1997, to March 15, 1997, and July 15, 1997, to December 31, 1997, Navellier Securities Corp. ("NSC") acted as the Fund's Distributor pursuant to a distribution agreement with the Fund. During these periods an officer and Trustee of the Fund also was an officer and Director of NSC. For the period from March 16, 1997, to July 14, 1997, MFS Funds Distributor, Inc. ("MFD") acted as the Fund's distributor pursuant to a distribution agreement with the Fund. A Trustee of the Fund was also a Director of MFD. For the year ended December 31, 1997, NSC and MFD received $48,963 and $23,540, respectively, as the portion of sales charges on sales of shares of the Fund.

   TRUSTEES

    The Fund pays each of its Trustees not affiliated with the Adviser a fee of $10,000 annually plus specific amounts for attended board and committee meetings. When the Fund exceeds $200,000,000 in total net assets, then the Trustees' fee is raised to $20,000 annually. For the year ended December 31, 1997, Trustees' fees and expenses totaled $21,150.

3. Transfer Agent and Custodian

    Rushmore Trust and Savings, FSB, ("Rushmore Trust"), provides transfer agency, dividend disbursing and other shareholder services to the Fund. In addition, Rushmore Trust serves as custodian of the Fund's assets. Fees paid to Rushmore Trust are based upon a fee schedule approved by the Board of Trustees.

                                 NAVELLIER AGGRESSIVE SMALL CAP EQUITY PORTFOLIO
------------------------------------------------------------------

4. Securities Transactions

    For the period ended December 31, 1997, purchases of securities were $176,220,122 and sales of securities were $287,303,049. These totals exclude short-term securities.

5. Net Unrealized Appreciation/Depreciation of Investments

    As of December 31, 1997, net appreciation of investments for Federal income tax purposes was $7,936,642 of which $10,897,501 related to appreciated investments and $2,960,859 related to depreciated investments. At December 31, 1997, the cost of the Fund's securities for Federal income tax purposes was $65,921,212.

6. Net Assets

    At December 31, 1997, net assets consisted of the following:

Paid-in-Capital.........................................................................  $62,554,653
Accumulated Net Realized Gain on Investment Transactions................................    2,386,612
Net Unrealized Appreciation of Investments..............................................    7,937,976
                                                                                          -----------
NET ASSETS..............................................................................  $72,879,241
                                                                                          -----------
                                                                                          -----------

7. Federal Income Tax

    The Fund's policy is to comply with the provisions of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute to shareholder all of its net investment income, if any, and all of its realized gain on investments. Accordingly, no provision is made for Federal income taxes or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statement are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from those reported on the Fund's tax return and consequently, the character of distributions to shareholders if any, reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders, if any, are recorded on the Fund's records on the ex-dividend date.

    Permanent differences between tax and financial reporting of net investment income and realized gain or loss are reclassified. As of December 31, 1997, net investment loss of $1,378,702 was reclassified to accumulated net realized gain on investments and $5,447,997 of accumulated net realized gain on investments was reclassified to paid-in-capital.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
Navellier Series Fund
Reno, Nevada

We have audited the accompanying statement of assets and liabilities of the Navellier Aggressive Small Cap Equity Portfolio of the Navellier Series Fund, including the portfolio of investments, as of December 31, 1997, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights presented for the year ended December 31, 1996 and prior were audited by other auditors whose report dated January 31, 1997, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Navellier Aggressive Small Cap Equity Portfolio as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended in conformity with generally accepted accounting principles.

                            /s/ Tait, Weller & Baker

Philadelphia, Pennsylvania
February 20, 1998

                                                  [LOGO]

                                                 NAVELLIER
                                                SERIES FUND
                                            -------------------


                                               ANNUAL REPORT

                                            DECEMBER 31, 1997









        NAVELLIER OFFICES:
   ONE EAST LIBERTY  THIRD FLOOR
        RENO, NEVADA 89501
        800-887-8671 P.S.T.

   CUSTODIAN & TRANSFER AGENT:
 RUSHMORE TRUST AND SAVINGS, FSB
     4922 FAIRMONT AVENUE
      BETHESDA, MD 20814
      800-622-1386 E.S.T.

                                        PART C


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

         (a)  FINANCIAL STATEMENTS INCLUDED IN PART A AND B:

              INCLUDED IN PART A OF THIS REGISTRATION STATEMENT:
                   For the period January 1, 1997 - December 31, 1997,
                   For the three years ended December 31, 1997, and the period ended December 31, 1994:
                        Financial Highlights

              INCLUDED IN PART B OF THIS REGISTRATION STATEMENT:
                   At December 31, 1997*
                        Portfolio of Investments*
                        Statement of Assets and Liabilities*

                   For the three years ended December 31, 1997*

                        Statement of Changes in Net Assets*

                   For the year ended December 31, 1997*
                        Statement of Operations*

------------------------------

* Incorporated herein by reference to the Fund's Annual Report to Shareholders, dated December 31, 1997, filed with the SEC via EDGAR on February 27, 1998.

         (b)  EXHIBITS

              1.1  Certificate of Trust of Registrant.  (1)

              1.2  Declaration of Trust of Registrant.  (1)

              1.3 Certificate of Amendment to Certificate of Trust, dated December 8, 1997 filed December 9, 1997. (3)

              2    By-Laws of Registrant.  (1)

              3    Not Applicable.

              4    None.

              5 Investment Advisory Agreement, dated July 19, 1997 filed December 9, 1997. (3)

              6.1 Distribution Agreement, dated July 19, 1997 filed December 9, 1997. (3)

              7    None.

              8 Administrative Services, Custodian and Transfer Agent Agreement with Rushmore Trust and Savings, FSB, dated March 10, 1994. (1)

              9.1  Trustee Indemnification Agreements. (1)

              9.2 Administrative Services Agreement with Navellier Management, Inc., dated July 19, 1997. (1)

              10 Consent and Opinion of Counsel filed with Registrant's Rule 24f-2 Notice for fiscal year ended December 31, 1997 on February 28, 1998.

              11   Consent of Independent Auditors; filed herewith.

              12   Not Applicable.

              13 Subscription Agreement between the Trust and Louis Navellier, dated May 15, 1993. (1)

              14   Not Applicable.

              15   Not Applicable.

              16   Not Applicable.

              17 Financial Data Schedules. (The financial data schedules are not contained in this N-1A filing, but are incorporated by reference to the form N-SAR filing dated February 27, 1998. The financial data schedules contained in the form N-SAR filing are identical to the financial statements contained in this N-1A filing.)


              18   Power of Attorney. (3)

-----------------------------
(1) Incorporated by reference to the Registrant's Post-Effective Amendment No. 6 filed with the SEC via EDGAR on April 29, 1996.

(2) Incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed with the SEC via EDGAR on April 10, 1997.

(3) Incorporated by reference to Registrant's Post-Effective Amendment No. 9 filed with the SEC via EDGAR on December 9, 1997.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Not applicable.




ITEM 26. NUMBER OF HOLDERS OF SECURITIES

                       (1)                            (2)
                  TITLE OF CLASS            NUMBER OF RECORD HOLDERS

          Shares of Beneficial Interest              4,769
               (without par value)          (as of December 31, 1997)



ITEM 27. INDEMNIFICATION

         The Fund shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers, or trustees of another organization in which it has any interest, as a shareholder, creditor, or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit, or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a Trustee, officer, employee, or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such Person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such person did not engage in bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct by written opinion from independent legal counsel approved by a majority of a quorum of trustees who are neither interested persons nor parties to the proceedings. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or to which he may otherwise be entitled except out of the Fund Property. A majority of a quorum of disinterested non-party Trustees may make advance payments in connection with indemnification under this section, provided that the indemnified person shall have given a written undertaking adequately secured to reimburse the Fund in the event it is subsequently determined that he is not entitled to such indemnification, or a majority of a quorum of disinterested non-party Trustees or independent counsel determine, after a review of readily available facts, that the person seeking indemnification will probably be found to be entitled to indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to the Trustees, officers, and controlling persons of the Fund pursuant to the provisions described under this Item 27, or otherwise, the Fund has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a Trustee, officer, or controlling person of the Fund in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         The Fund may purchase and maintain insurance on behalf of an officer, Trustee, employee, or agent protecting such person, to the full extent permitted by applicable law, from liability incurred by such person as officer, Trustee, employee, or agent of the Fund or arising from his activities in such capacity.

         The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser and principal underwriter are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    Set forth below is a description of any other business, profession, vocation, or employment of a substantial nature in which each investment adviser of the Fund and each director, officer, or partner of any such investment adviser, is or has been at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee:


Name and Principal            Positions Held with Registrant                  Principal Occupations During Past
Business Address              and Its Affiliates                              Two Years
------------------            ------------------------------                  ---------------------------------

Louis Navellier One East      Trustee and President of The Navellier           Mr. Navellier is and has been the CEO and President
Liberty Third Floor           Series Fund. Mr. Navellier is also the           of Navellier & Associates Inc., an investment
Reno, NV 89501                CEO, President, Treasurer, and Secretary         management company since 1988; is and has been CEO
                              of Navellier Management, Inc., a                 and President of Navellier Management, Inc.; one of
                              Delaware Corporation which is the                the Portfolio Managers for the Investment Advisor
                              Investment Advisor to the Fund.  Mr.             to this Fund and was one of Portfolio Managers to
                              Navellier is also CEO, President,                The Navellier Performance Funds; President and CEO
                              Secretary, and Treasurer of Navellier &          of Navellier Securities Corp., the principal
                              Associates Inc., Navellier Publications,         Underwriter to this Fund and The Navellier
                              Inc., MPT Review Inc., and Navellier             Performance Funds; CEO and President of Navellier
                              International Management, Inc. and               Fund Management, Inc. and investment advisory
                              President, CEO Treasurer and Secretary           company, since November 30, 1995; and has been
                              of Navellier Securities Corp.                    publisher and editor of MPT Review from August 1987
                                                                               to the present, and was publisher and editor of the
                                                                               predecessor investment advisory newsletter OTC
                                                                               Insight, which he began in 1980 and wrote through
                                                                               July 1987.

ITEM 29. DISTRIBUTORS

    (a) The Distributor does not currently act as principal underwriter, depositor, or investment adviser for any investment company other than the Fund and The Navellier Series Fund.

    (b) The following information is provided, as of the date hereof, with respect to each director, officer, or partner of each principal underwriter named in response to Item 21:

Name and Principal      Position and Offices          Positions and Offices
Business Address        with Underwriter              with Registrant
------------------      --------------------          ---------------------

Louis Navellier         CEO, President, Director,     Trustee, President and
One East Liberty,       Treasurer and Secretary       CEO
Third Floor
Reno, NV 89501

    (c) As of the date hereof, no principal underwriter who is not an affiliated person of the Fund has received any commissions or other compensation during the Fund's last fiscal year.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

    All accounts, records, and other documents required to be maintained under
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the office of The Navellier Performance Funds located at One East Liberty, Third Floor, Reno, Nevada 89501, and the offices of the Fund's Custodian and Transfer agent at 4922 Fairmont Avenue, Bethesda, MD 20814.

ITEM 31.  MANAGEMENT SERVICES

          Not applicable.

ITEM 32.  UNDERTAKINGS

          (a)  Not applicable.

          (b)  Not applicable.

          (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders upon request and without charge.

          (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth in Item 27 of this Part C, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being Registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          (e) The Fund hereby undertakes that if it is requested by the holders of at least 10% of its outstanding shares to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee, it will do so and will assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                  SIGNATURES


     The Trustees hereby certify that this post-effective amendment No. 10 meets all the requirements for immediate effectiveness pursuant to Rule 485(b)(2)(iii) and (iv). Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in Reno, Nevada on the 31st day of March, 1998.



                                        THE NAVELLIER SERIES FUND


                                        By:     /s/ LOUIS NAVELLIER
                                           -------------------------------------
                                        Name:   Louis Navellier
                                        Title:  President


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on March 31, 1998.


          SIGNATURE                                  TITLE

/s/ LOUIS NAVELLIER                     Chairman, Principal Executive
-------------------------               Officer and Trustee
Louis Navellier

ARJEN KUYPER*                           Treasurer (Principal Financial Officer
-------------------------               and Principal Accounting Officer)


JACQUES DELACROIX*                      Trustee
-------------------------


ARNOLD LANGSEN*                         Trustee
-------------------------


BARRY SANDER*                           Trustee
-------------------------


JOEL ROSSMAN                            Trustee
-------------------------



                                        *Executed by Louis Navellier, on
                                        behalf of those indicated pursuant to a
                                        Power of Attorney filed herewith.